Exhibit 10.20

Execution Version

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 22, 2017, by and among Proteon Therapeutics, Inc., a Delaware corporation, with headquarters located at 200 West Street, Waltham, MA 02451 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.       The Buyers, severally, and not jointly, wish to purchase from the Company, and the Company wishes to sell to the Buyers, upon the terms and conditions stated in this Agreement, an aggregate of 22,000 shares (the “Preferred Shares”) of a newly created series of preferred stock, with a stated value of $1,000 per share, designated Series A Convertible Preferred Stock, which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”; the shares of Common Stock issuable upon conversion of the Preferred Shares being referred to as the “Conversion Shares”), in accordance with the terms of the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, in the form attached hereto as Exhibit A (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Certificate of Designation”);

B.       Contemporaneously with the execution and delivery of this Agreement, as a condition and inducement to the Buyers’ willingness to enter into this Agreement, the Company and certain stockholders of the Company are executing and delivering (i) a Voting Agreement, substantially in the form attached hereto as Exhibit B (each such Voting Agreement, without amendment, supplement or other modification following the execution and delivery thereof on the date of this Agreement, a “Voting Agreement” and, collectively, the “Voting Agreements”) and (ii) that certain Fifth Amended and Restated Investors’ Rights Agreement, dated as of the date hereof (the “Fifth IRA”), the effectiveness of which will be contingent upon the occurrence of the Closing (as defined below);

C.       Contemporaneously with the Closing, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached as Exhibit C (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and applicable state securities laws;

D.       Prior to the Closing, the Company will file the Certificate of Designation with the Secretary of State of the State of Delaware; and

E. The Board of Directors of the Company (the “Company Board”) has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement, and approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the issuance of the Preferred Shares hereunder and the Conversion Shares issuable upon conversion thereof (such matters referred to in this clause (i) as the “Proposal”); and (ii) resolved to recommend the approval and adoption of the Proposal by the stockholders of the Company (the “Company Board Recommendation”).

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.                  PURCHASE AND SALE OF PREFERRED SHARES.

a.                Purchase of Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below on the Closing Date (as defined in Section 1(c)), and subject to Section 1(b) hereof, the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the number of Preferred Shares set forth opposite such Buyer’s name in the third column on the Schedule of Buyers (the “Closing”). The purchase price (the “Purchase Price”) for each Preferred Share at the Closing shall be equal to $1,000 (representing an aggregate Purchase Price of Twenty-Two Million Dollars ($22,000,000) for the aggregate 22,000 Preferred Shares to be purchased at the Closing). The aggregate Purchase Price payable by each Buyer for the number of Preferred Shares to be purchased by such Buyer pursuant to this Agreement is set forth opposite to such Buyer’s name on the Schedule of Buyers under the heading “Purchase Price.”

b.               Additional Right to Purchase Preferred Shares. Notwithstanding anything set forth in Section 1(a) to the contrary, and subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below on the Closing Date, in the event that the minimum gross proceeds to be received by the Company from the sale of the Preferred Shares to all Buyers at the Closing shall be less than Twenty-Two Million Dollars ($22,000,000), whether as a result of the breach of any Buyer of its obligations hereunder or otherwise, each of the Buyers that is purchasing at the Closing the number of Preferred Shares that such Buyer has agreed to purchase from the Company pursuant to Section 1(a) shall also have the right, but not the obligation, by delivering written notice to the Company, to purchase from the Company at the Closing, at the Purchase Price per Preferred Share in accordance with Section 1(a), such Buyer’s pro rata share (based upon the total number of Preferred Shares which such Buyers have agreed to purchase from the Company at Closing, subject to the terms and conditions hereof) of up to such number of additional Preferred Shares (the “Undersubscribed Preferred Shares”) such that the aggregate gross proceeds to be received by the Company from the sale of the Preferred Shares to all Buyers at the Closing shall be Twenty-Two Million Dollars ($22,000,000); provided, that if any such Buyer that has the right to purchase Undersubscribed Preferred Shares at the Closing does not elect to purchase its entire pro rata portion of the Undersubscribed Preferred Shares, each of the remaining Buyers that fully exercised their option to purchase such Undersubscribed Preferred Shares shall have an additional option (but not an obligation) to purchase the remaining Undersubscribed Preferred Shares on the same terms as above until the aggregate gross proceeds to be received by the Company from the sale of the Preferred Shares to all Buyers at the Closing equals Twenty-Two Million Dollars ($22,000,000). To the extent that any such Buyer or Buyers exercise its or their respective rights to purchase Preferred Shares pursuant to this Section 1(b), then the Schedule of Buyers shall be updated to give effect to any such exercise. For the avoidance of doubt, nothing in this Section 1(b) shall relieve any defaulting Buyer from liability for its default.

c.                The Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the first Business Day following the satisfaction (or waiver) of all of the conditions to the Closing set forth in Sections 6 and 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), or at such later or earlier date as is mutually agreed to in writing by the Company and the Buyers. The Closing shall occur on the Closing Date at the offices of Katten Muchin Rosenman LLP, 525 West Monroe Street, Chicago, Illinois 60661-3693 or at such other place as the Company and the Buyers may collectively designate in writing. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed. All actions to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed simultaneously, and no actions shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

d.               Form of Payment. On the Closing Date, (i) each Buyer shall pay the applicable Purchase Price to the Company for the Preferred Shares to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, less any amount withheld pursuant to Section 5(g), and (ii) the Company shall deliver to each Buyer, a stock certificate (or stock certificates representing such numbers of Preferred Shares as such Buyer shall request) (the “Preferred Stock Certificates”) representing (in the aggregate) the number of Preferred Shares that such Buyer is purchasing on the Closing Date, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee(s) on the books and records of the Company.

2.                  BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, as of the date of this Agreement and as of the Closing Date, with respect to only itself, that:

a.                Investment Purpose. Such Buyer (i) is acquiring the Preferred Shares purchased by such Buyer hereunder, (ii) is not party to any agreement for distribution of any of such Preferred Shares and (iii) upon any conversion of such Preferred Shares, will acquire the Conversion Shares then issuable (the Preferred Shares and the Conversion Shares being collectively referred to herein as the “Securities”) for its own account, not as nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

b.               Accredited Investor Status; Sophistication; Not a Broker or Dealer. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act (“Regulation D”). Such Buyer acknowledges that it can bear the economic risk and complete loss of its investment in the Preferred Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Buyer is not a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 Act, as amended (the “Exchange Act”), and is not affiliated with any registered broker-dealer.

c.                Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions. Such Buyer did not learn of the investment in the Preferred Shares as a result of any general solicitation or general advertising. Such Buyer understands that the Preferred Shares are treated as “restricted securities” under the U.S. federal securities laws inasmuch as the Preferred Shares are not being acquired from the Company in a transaction involving a public offering, and that under such laws and applicable regulations, the Preferred Shares may be resold without registration under the Securities Act only in certain limited circumstances.

d.               Information. Such Buyer and its advisors, if any, have been furnished with materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have conducted and completed their own independent due diligence. Such Buyer understands that nothing in this Agreement or any other materials presented by the Company to such Buyer in connection with the purchase and sale of the Preferred Shares constitutes legal, tax or investment advice. Such Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares. Neither such Buyer’s inquiries, nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s (i) right to rely on the Company’s representations and warranties contained in Section 3 below or elsewhere herein or in any of the other Transaction Documents, or (ii) rights and remedies hereunder or under any of the other Transaction Documents (including indemnification pursuant to Section 9 hereof).

e.                No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f.                Legends. Such Buyer understands that until such time as the resale of the Preferred Shares has been registered under the Securities Act or the Preferred Shares otherwise may be sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) (“Rule 144”) or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Preferred Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates representing such securities) (the “Securities Act Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

g.               Existence; Authorization; Enforcement; Validity. To the extent such Buyer is a corporation, partnership, limited liability company or other entity, (i) such Buyer is a validly existing corporation, partnership, limited liability company or other entity, (ii) such Buyer has the requisite corporate, partnership, limited liability or other organizational power and authority to execute and deliver this Agreement, the Registration Rights Agreement and the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing, to perform its obligations hereunder and thereunder and to purchase the Securities pursuant to this Agreement and (iii) the execution and delivery by such Buyer of this Agreement, the Registration Rights Agreement and the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing, and the consummation by such Buyer of the transactions contemplated thereby and thereby, including the purchase of Securities pursuant to this Agreement, have been duly authorized by all necessary corporate, partnership limited liability or other action on the part of such Buyer, and no further consent or authorization is required by such Buyer. To the extent such Buyer is an individual, such Buyer has the legal capacity to execute and deliver this Agreement, the Registration Rights Agreement and the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing, to perform its obligations hereunder and thereunder and to purchase the Securities pursuant to this Agreement. This Agreement has been duly and validly authorized (as applicable), executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. The Registration Rights Agreement and the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing will have been duly and validly authorized (as applicable), executed and delivered on behalf of such Buyer as of the Closing, and will be valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

h.               No Conflicts. The execution and delivery by such Buyer of this Agreement, the Registration Rights Agreement and the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing, the performance by such Buyer of its obligations hereunder and thereunder and the consummation by such Buyer of the transactions contemplated hereby and thereby (including the purchase of the Securities) will not (i) result in a violation of the certificate of incorporation, bylaws or other organizational documents of such Buyer, if applicable; (ii) conflict with, or constitute a material breach or material default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a material breach or material default) under, or give to others any material right of termination, amendment, acceleration or cancellation of, or other material remedy with respect to, any agreement, indenture or instrument to which such Buyer is a party; or (iii) result in a material violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to such Buyer, in the case of either of the foregoing clauses (ii) or (iii), except as would not have a material adverse effect on such Buyer’s ability to purchase the number of Preferred Shares set forth opposite such Buyer’s name on the Schedule of Buyers at the Closing. Except for the filing of a Schedule 13G or Schedule 13D (or any amendment thereto) and any filings required pursuant to Section 16 of the Exchange Act (including any such filings with respect to, or otherwise relating to, the Preferred Director (as defined below)), such Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or otherwise consummate any of the transactions contemplated by, this Agreement, the Registration Rights Agreement or any of the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations that such Buyer is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise.

i.                 Absence of Litigation. There is no action, suit or proceeding, or, to the knowledge of such Buyer, any inquiry or investigation before or by any court, public board or other Governmental Authority (as defined in Section 3(i) below) pending or, to such Buyer’s knowledge, threatened against such Buyer which challenges or seeks to enjoin, alter or materially delay the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement or any of the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing.

j.                 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement, the Registration Rights Agreement or any of the other agreements entered into by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing based upon arrangements made by or on behalf of such Buyer or any affiliate of such Buyer.

k.               Availability of Funds. Such Buyer has, or will have at the Closing, cash available that is sufficient to pay the applicable Purchase Price and all other amounts payable pursuant to this Agreement or otherwise necessary to enable such Buyer to consummate the transactions contemplated hereby.

l.                 Short Sales. Such Buyer has not, nor has any person acting on behalf of or pursuant to any understanding with such Buyer, directly or indirectly executed any purchases or sales of any securities of the Company, including all “Short Sales” (as such term is defined in Rule 200 of Regulation SHO under the Exchange Act), during the period commencing (i) in the case of Deerfield Private Design Fund IV, L.P. and its Affiliates, on May 5, 2017 and (ii) in case of each other Buyer and its Affiliates, as of the time that such Buyer was first contacted by the Company or any other person regarding the transactions contemplated hereby, and ending immediately prior to the execution and delivery of this Agreement.

3.                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement and as of the Closing Date to each of the Buyers that:

a.                Organization and Qualification. Set forth in Exhibit 21.1 to the Company’s most recently filed annual report on Form 10-K is a true and correct list of the entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest, together with their respective jurisdictions of organization and the percentage of the outstanding capital stock or other equity interests of each such entity that is held by the Company or any of the Subsidiaries. Other than with respect to the entities listed in Exhibit 21.1 to the Company’s most recently filed annual report on Form 10-K, the Company does not directly or indirectly own any security or beneficial ownership interest, in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person. Each of the Company and the Subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized or formed and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or otherwise organized and has the requisite corporate, partnership, limited liability company or other organizational power and authority to own its properties, and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property, or the nature of the business conducted by the Company makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the other Transaction Documents (including the legality, validity or enforceability thereof), but excluding any effect that results directly from: (A) changes in general economic or political conditions or the securities market in general (whether as a result of acts of terrorism, war (whether or not declared), armed conflicts or otherwise), (B) changes in or affecting the industries in which the Company or the Subsidiaries operate, in the case of either of the foregoing clauses (A) or (B), solely to the extent such changes do not disproportionately affect the Company and the Subsidiaries, taken as a whole, in any material respect, (C) the public announcement of this Agreement or the actions or omissions by the Company taken as expressly required by this Agreement or the other Transaction Documents or with the prior written consent of the Requisite Buyers (as defined in Section 8(a) hereof) in contemplation of the transactions contemplated by this Agreement and the other Transaction Documents, or (D) any public disclosures required to be made and actually made by the Company with respect to the Company having less than twelve months of cash to fund operations, or (ii) the authority or ability of the Company to consummate the transactions contemplated hereby or by the other Transaction Documents, or to perform its obligations hereunder or under the other Transaction Documents (including the issuance of the Preferred Shares), in a timely manner. Except as set forth in Schedule 3(a), the Company holds all right, title and interest in and to 100% of the capital stock, equity or similar interests of each of the Subsidiaries, in each case, free and clear of any Liens (as defined below) (other than Liens arising pursuant to applicable securities laws), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns capital stock or holds an equity or similar interest in any other Person. For purposes of this Agreement, “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind or any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind; and “Subsidiary” means any entity that the Company controls, directly or indirectly, by owning a majority of such entity’s voting stock or other equity interests.

b.               Authorization; Enforcement; Validity.

(i)                 The Company has the requisite corporate power and authority to enter into and perform its obligations under each of this Agreement, the Certificate of Designation, the Registration Rights Agreement, the Voting Agreements and each of the other agreements to which it is a party or by which it is bound and which is entered into by the parties hereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”), and to issue the Securities in accordance with the terms hereof and of the other Transaction Documents. The execution and delivery of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Preferred Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, have been duly authorized by the Company Board and no further consent or authorization is required by the Company, the Company Board or the Company’s stockholders, except for the Stockholder Approval (which is required solely to satisfy the applicable requirements of The NASDAQ Stock Market). Without limiting the foregoing, the Company Board has (A) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement and approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the issuance of the Preferred Shares hereunder and the Conversion Shares issuable upon conversion thereof, and (B) resolved to recommend the approval and adoption of the Proposal by the stockholders of the Company. The only votes of the Company’s stockholders required to approve and adopt this Agreement and the Certificate of Designation and the transactions contemplated hereby and thereby are, in the case of the Proposal, the affirmative vote of the holders of a majority of the shares present at the meeting in person or by proxy and entitled to vote on the Proposal (the receipt of sufficient votes required to approve the Proposal is referred to herein as the “Stockholder Approval”).

(ii)               This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. As of the Closing, the Certificate of Designation, the Registration Rights Agreement, the Voting Agreements and the other Transaction Documents dated after the date of this Agreement and on or prior to the Closing Date shall have been duly executed and delivered by the Company and shall constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. Prior to the Closing Date, the Certificate of Designation will have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms.

c.                Capitalization. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date of this Agreement 17,574,371 shares are issued and outstanding, 3,850,716 shares are reserved for issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans, including 2,783,541 shares issuable pursuant to outstanding awards under such plans (including any awards granted or to be granted immediately following the annual meeting of the Company’s stockholders on June 20, 2017), and no shares are issuable or reserved for issuance pursuant to other securities issued or to be issued (other than the Preferred Shares and other than pursuant to the Company’s stock option, restricted stock and stock purchase plans) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 10,000,000 shares of undesignated preferred stock, $0.001 par value, of which 22,000 shares will be designated as of the Closing Date as Series A Convertible Preferred Stock, and as of the date of this Agreement no shares of preferred stock are issued and outstanding. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. Except as set forth above in this Section 3(c) or as otherwise disclosed in Schedule 3(c), (A) no shares of the capital stock of the Company are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company (other than Liens arising pursuant to applicable securities laws); (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement and that certain Fourth Amended and Restated Investors’ Rights Agreement, dated as of May 13, 2014, by and among the Company and the investors party thereto, or, as of the Closing Date, the Fifth IRA); (D) there are no outstanding securities or instruments of the Company or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company and no other stockholder or similar agreement to which the Company or any of the Subsidiaries is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; and (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to each Buyer or the Company has filed as exhibits to the 2017 SEC Documents (as hereinafter defined) true and correct copies of the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended and as in effect on the date this representation is made (the “Certificate of Incorporation”), and the Company’s Amended and Restated By-laws, as amended and as in effect on the date this representation is made (the “Bylaws”), and all documents and instruments containing the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock, and the material rights of the holders thereof in respect thereto.

d.               Issuance of Securities. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms hereof, (i) will be validly issued, fully paid and non-assessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person, and will be free from all taxes and Liens with respect to the issuance thereof (other than Liens arising pursuant to applicable securities laws or the Transaction Documents) and (ii) the holders thereof will be entitled to the rights set forth in the Certificate of Designation. At the Closing, the Company will have sufficient shares of Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 5(e)) duly authorized and reserved for issuance upon conversion of the Preferred Shares. Upon conversion in accordance with the Certificate of Designation, the Conversion Shares will be validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person, and will be free from all taxes and Liens with respect to the issue thereof (other than Liens arising pursuant to applicable securities laws or the Transaction Documents), with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the Securities Act and applicable state securities laws.

e.                No Conflicts.

(i)                 The execution and delivery of the Transaction Documents by the Company and, to the extent applicable, the Subsidiaries, the performance by such parties of their obligations thereunder and the consummation by such parties of the transactions contemplated hereby and thereby (including the issuance of the Preferred Shares and the reservation for issuance and issuance of the Conversion Shares) will not (A) result in a violation of the Certificate of Incorporation or the Bylaws; (B) conflict with, or constitute a material breach or material default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a material breach or material default) under, or give to others any material right of termination, amendment, acceleration or cancellation of, or other material remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (C) result in a material violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected. Except for the filings and listings contemplated by the Registration Rights Agreement, the filings with the SEC to be made pursuant to Section 4 hereof, and the filing of current reports on Form 8-K with the SEC as contemplated by Section 5(h) hereof, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or otherwise consummate any of the transactions contemplated by, this Agreement or any of the other Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations that the Company is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise.

(ii)               The Company has not violated any term of the Certificate of Incorporation or the Bylaws. Neither the Company nor any of the Subsidiaries has violated any term of, and has not been in default under (or with the giving of notice or lapse of time or both would have been in violation of or default under), any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any of the Subsidiaries, which violation or default would reasonably be expected to have a Material Adverse Effect. The business of the Company and the Subsidiaries has not been conducted in violation of any law, ordinance or regulation of any governmental entity, which violation would reasonably be expected to have a Material Adverse Effect.

f.                SEC Documents; Financial Statements; Sarbanes-Oxley.

(i)                 Since December 31, 2015, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein, financial statements and schedules thereto, documents incorporated by reference therein and any amendments, restatements or supplements thereto, but excluding any disclosures in such documents referred to in the “Risk Factors” or “Cautionary Note Forward-Looking Statements” sections thereof or any other disclosures in such documents which are forward looking or predictive in nature) being hereinafter referred to as the “SEC Documents,” and any SEC Documents filed on or after January 1, 2017 and no less than five (5) days prior to the date of this Agreement being referred to as the “2017 SEC Documents”). The Company has made available to the Buyers or their respective representatives, or filed and made publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”) no less than five (5) days prior to the date this representation is made, true and complete copies of the SEC Documents. Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, to the Company’s Knowledge, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment has not been filed and made publicly available on the SEC’s EDGAR system no less than five (5) days prior to the date this representation is made. The Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff.

(ii)               As of their respective dates, the consolidated financial statements of the Company and the Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except in the case of unaudited interim statements, to the extent they may exclude footnotes) and fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods then ended (subject, in the case of unaudited quarterly financial statements for periods subsequent to December 31, 2015, to normal year-end audit adjustments and lack of footnote disclosures). None of the Company, the Subsidiaries and their respective officers, directors and Affiliates or, to the Company’s Knowledge, any stockholder of the Company has provided any other information to the Buyers, including information referred to in Section 2(d), that contains any untrue statement of a material fact or, with respect to written information, omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Company’s reports filed or made with the SEC under the Exchange Act. The accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Company’s most recently filed annual report on Form 10-K, and reviewed the consolidated financial statements included in the Company’s most recently filed quarterly report on Form 10-Q, was independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance from the Public Company Accounting Oversight Board, and such firm was otherwise qualified to render such opinion under applicable law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the Exchange Act that has not been so disclosed in the SEC Documents. “Affiliate” for purposes hereof means, with respect to any Person, another Person that, (x) is a director, officer, manager, managing member, general partner or five percent or greater owner of equity interests in such Person, or (y) directly or indirectly, (1) has a common ownership with that Person, (2) controls that Person, (3) is controlled by that Person or (4) shares common control with that Person. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another Person.

(iii)             The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).

(iv)             Since December 31, 2016, except as set forth on Schedule 3(f), neither the Company nor any of the Subsidiaries nor, to the Company’s Knowledge, any director, officer or employee, of the Company or any of the Subsidiaries, has received or otherwise obtained any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of the Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of the Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Company or any of the Subsidiaries, whether or not employed by the Company or any of the Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company pursuant to Section 307 of Sarbanes-Oxley, and the SEC’s rules and regulations promulgated thereunder. Since December 31, 2016, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, principal financial officer, the Company Board or any committee thereof. The Company is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act). The Company is eligible to register the Conversion Shares for resale by the holders thereof on a registration statement on Form S-3 under the Securities Act.

(v)               As used in this Agreement, the “Company’s Knowledge” and similar language means, unless otherwise specified, the actual knowledge of any “officer” (as such term is defined in Rule 16a-1 under the Exchange Act) of the Company and the knowledge any such Person would be expected to have after reasonable due diligence inquiry.

g.               Internal Accounting Controls; Disclosure Controls and Procedures. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has timely filed and made publicly available on the SEC’s EDGAR system no less than five (5) days prior to the date this representation is made, and all certifications and statements required by (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act and (B) Section 906 of Sarbanes Oxley with respect to any SEC Documents. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company maintains internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and the Company is not aware of any material weaknesses.

h.               Absence of Certain Changes. Except as disclosed in any 2017 SEC Documents, since December 31, 2016, there has been no Material Adverse Effect and no circumstances exist that could reasonably be expected to be, cause or have a Material Adverse Effect. The Company has not taken any steps, and the Company currently does not expect to take any steps, to seek protection pursuant to any bankruptcy law nor, to the Company’s Knowledge, do any creditors of the Company intend to initiate involuntary bankruptcy proceedings nor, to the Company’s Knowledge, is there any fact that would reasonably lead a creditor to do so. The Company is as of the date this representation is made, and after giving effect to the transactions contemplated hereby will be, Solvent. For purposes of this Section 3(h), “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (i) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (ii) such Person is able to pay all liabilities of such Person as such liabilities mature and (iii) such Person does not have unreasonably small capital in relation to such Person’s business as contemplated as of the date of this Agreement. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. Except as disclosed in Schedule 3(h), since December 31, 2016, the Company has not sold any assets outside of the ordinary course of business or declared, paid or made any dividends or other distributions to its stockholders.

i.                 Absence of Litigation. Except as set forth on Schedule 3(i) or in the 2017 SEC Documents, (i) there is no, nor since December 31, 2015 has there been any, action, suit or proceeding, or, to the Company’s Knowledge, any inquiry or investigation before or by any court, public board or other Governmental Authority pending or, to the Company’s Knowledge, threatened against or affecting the Company, the Common Stock or any of the Subsidiaries, any Employee Benefit Plan (as defined below), or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such, and (ii) to the Company’s Knowledge, none of the directors or officers of the Company has been involved (as a plaintiff, defendant, witness or otherwise) in securities-related litigation during the past five years that is required to be disclosed in the SEC Documents by the Company pursuant to the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the Company. None of the foregoing matters described in Schedule 3(i) or in the 2017 SEC Documents has had or, if determined adversely to the Company or any Subsidiary, would reasonably expect to have, a Material Adverse Effect. For purposes of this Agreement, “Governmental Authority” means any nation, sovereign, government, quasi-governmental agency, governmental department, ministry, cabinet, commission, board, bureau, agency, court, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal or administrative or public body or entity, whether domestic or foreign, federal, state, local or other political subdivision thereof, having jurisdiction over the matter or matters and Person or Persons in question or having the authority to exercise executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, securities exchange, regulatory body, arbitrator, public sector entity, supra-national entity and any self-regulatory organization.

j.                 Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

k.               General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

l.                 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering and issuance of the Securities to be integrated with prior offerings by the Company (i) for purposes of the Securities Act and which would require the registration of any such securities under the Securities Act, or (ii) for purposes of any applicable stockholder approval provisions of any stock exchange on which the Common Stock may be listed.

m.             Acknowledgment Regarding Buyers’ Trading Activity; Dilutive Effect. Except as otherwise expressly provided in this Agreement or any of the other Transaction Documents, the Company understands and acknowledges that none of the Buyers or holders of the Securities has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; and no Buyer or holder of Securities shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (i) one or more Buyers or holders of Securities may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, and (ii) such hedging and/or trading activities, if any, can reduce the value of the securities of the Company held by the existing holders of securities of the Company, both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that any such hedging and/or trading activities conducted in accordance with applicable securities laws do not constitute a breach of this Agreement or any of the other Transaction Documents or affect the rights of any Buyer or holder of Securities under this Agreement or any other Transaction Document; provided, that, subject to the Company’s compliance with Section 5(h) hereof, each Buyer hereby covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (A) after the transactions contemplated by this Agreement are first publicly announced or (B) this Agreement is terminated in full. The Company acknowledges that the issuance of any Conversion Shares upon conversion of the Preferred Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the this Agreement and the other Transaction Documents, including its obligation to issue the Conversion Shares upon conversion of the Preferred Shares, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any of the Buyers and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

n.               Employee Relations. Neither the Company nor any of the Subsidiaries is involved in any labor union dispute nor, to the Company’s Knowledge, is any such dispute threatened. None of the employees of the Company and the Subsidiaries is a member of a union that relates to such employee’s relationship with the Company or any of the Subsidiaries, neither the Company nor any of the Subsidiaries is a party to a collective bargaining agreement, and, to the Company’s Knowledge, there are no material impairments to the relations of the Company and the Subsidiaries with their respective employees. No “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of the Company, nor any other Person whose termination would be required to be disclosed pursuant to Item 5.02 of Form 8-K, has notified the Company that such Person intends to leave the Company or otherwise terminate such Person’s employment with the Company. No such executive officer, to the Company’s Knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company and the Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not and would not be reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.

o.               Employee Benefits. (i) No “prohibited transaction” as defined under Section 406 of ERISA (as defined below) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), that is not exempt under ERISA Section 408 or Section 4975 of the Code, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, has occurred with respect to any Employee Benefit Plan (as defined below), (ii) neither the Company nor any ERISA Affiliate maintains, sponsors, participates in, contributes to or has or could reasonably be expected to have any liability for, and at no time within the last seven (7) years has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or had any liability or obligation in respect of any Employee Benefit Plan subject to Section 302 of ERISA, Title IV of ERISA, or Section 412 of the Code, any “multiemployer plan” as defined in Section 3(37) of ERISA, any multiple employer plan” (within the meaning of Section 413(c) of the Code), or any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), (iii) no Employee Benefit Plan represents any current or future liability for retiree health, life insurance, or other retiree welfare benefits, except as coverage may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law with the full cost of such coverage being borne by the employees or beneficiaries covered thereby, (iv) each Employee Benefit Plan is and has been operated in all material respects in compliance with its terms and all applicable laws, including but not limited to ERISA and the Code, (v) no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law, except for any such tax, fine, lien, penalty or liability that would not, individually or in the aggregate, have a Material Adverse Effect, (vi) the Company does not maintain and could not reasonably be expected to have any liability for any Foreign Benefit Plan, (vii) the Company does not have any obligations under any collective bargaining agreement, (viii) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, either alone or in combination with another event, (A) entitle the Company’s or any of its Subsidiaries’ current or former employees, officers, directors, independent contractors or consultants to severance pay or any other payment or form of compensation or benefit upon termination of services or any increase in severance pay or other payments or form of compensation or benefit upon termination of service, (B) accelerate the time of payment or vesting or increase the amount of compensation due to any such current or former employee, officer, director, independent contractor or consultant, (C) directly or indirectly cause the Company or any of its Subsidiaries to transfer or set aside any assets to fund any benefits under any Employee Benefit Plan, (D) otherwise give rise to any liability under any Employee Benefit Plan, or (E) limit or restrict the right to merge, materially amend, terminate or transfer the assets of any Employee Benefit Plan, (ix) no Employee Benefit Plan or any other agreement, program, policy or other arrangement by or to which the Company or any of its Subsidiaries or any ERISA Affiliate is bound or is otherwise liable, by its terms or in effect, could reasonably be expected to require any payment or transfer of money, property or other consideration on account of or in connection with the transactions contemplated by this Agreement or any subsequent termination of employment which payment could constitute an “excess parachute payment” within the meaning of Section 280G of the Code, (x) all contributions and premium payments (including all employer contributions and employee salary reduction contributions) that are due have been made within the time periods prescribed by ERISA and the Code to each Employee Benefit Plan, and all contributions and premium payments for any period that are not yet due have been made to each Employee Benefit Plan or accrued in accordance with past custom and practice and U.S. GAAP, (xi) all individuals working for the Company or any ERISA Affiliate are properly classified as employees or independent contractors and (xii) there are no actions, suits, investigations or claims pending or, to the Company’s Knowledge, threatened with respect to any Employee Benefit Plan, or the assets thereof (other than routine claims for benefits), and, to the Company’s Knowledge, there are no facts which could reasonably give rise to any material liability, action, suit, investigation, or claim against any Employee Benefit Plan, any fiduciary or plan administrator or other person dealing with any Employee Benefit Plan or the assets thereof, including the Company and its Subsidiaries.  As used in this Agreement, “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, and all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other benefit or compensation plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (1) any current or former employee, director or independent contractor of the Company or any of the Subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of the Subsidiaries or (2) the Company or any of the Subsidiaries has had, has, or could reasonably be expected to have any present or future obligation; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the Company’s controlled group as defined in Code Section 414 (b), (c), (m) or (o) or any person treated as a single employer with Company or its Subsidiaries under ERISA; and “Foreign Benefit Plan” means any Employee Benefit Plan mandated by a government other than the United States of America or that is subject to the laws or a jurisdiction outside of the United States.

p.               Intellectual Property Rights. To the Company’s Knowledge, each of the Company and its Subsidiaries owns, or has the right to use pursuant to a valid and enforceable written license, free and clear of any Liens, all Intellectual Property (as defined below) that is necessary for the conduct of its business as currently conducted (the “IP”). All owned IP that is registered with or issued by a Governmental Authority is currently in the name of the Company or one of its Subsidiaries and, to the Company’s Knowledge, such registrations are valid and enforceable. Other than ex parte examinations in the ordinary course of patent prosecution, there is no pending or, to the Company’s Knowledge, threatened action, suit, other proceeding or claim by any Person challenging or contesting the validity, ownership, or enforceability of any IP, the use thereof by the Company or its Subsidiaries, or other rights of the Company or its Subsidiaries in or to any IP, and none of the Company or any of its Subsidiaries has received any written notice regarding any such action, suit, other proceeding or claim. To the Company’s Knowledge, the conduct of the business of the Company has not, and none of the Company or any of the Subsidiaries has, infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating, any Intellectual Property of any Person. There is no pending or, to the Company’s Knowledge, threatened action, suit, other proceeding or claim by any Person alleging that the Company or any of the Subsidiaries is infringing, misappropriating or violating, or otherwise using without authorization, any Intellectual Property of any Person, and none of the Company or any of the Subsidiaries has received any written notice regarding, any such action, suit, other proceeding or claim. None of the Company or any of the Subsidiaries is a party to or bound by any options, licenses or other agreements, written or oral, granting any right, title or interest in or to any IP or otherwise relating to any IP, other than licenses for computer software acquired in the ordinary course of business and other than as set forth in the 2017 SEC Documents. The term “Intellectual Property” as used herein means all (i) trademarks, service marks, trade dress, slogans, logos, trade names, corporate names, Internet domain names, and any other indicia of source, together with all goodwill associated with each of the foregoing, (ii) copyrights (whether or not registered or published) and works of authorship, (iii) registrations and applications for registration for any of the foregoing, (iv) patents (including all reissuances, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications, patent disclosures and inventions (whether or not patentable or reduced to practice), (v) computer software (including but not limited to source code and object code), data, databases, and documentation thereof, (vi) trade secrets and other confidential information, know-how, protocols, processes, methodologies, techniques, strategies, and processes, (vii) other intellectual property and all rights associated with any of the foregoing, including without limitation the right to prosecute and recover monetary damages for any past, present and future infringements and other violations thereof, and (viii) copies and tangible embodiments of the foregoing (in whatever form and medium).

q.               Environmental Laws. Each of the Company and the Subsidiaries (i) has complied with all Environmental Laws, (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) has complied with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or noncompliance with any permit, license or approval would not be reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect. To the Company’s Knowledge, there are no events, conditions, or circumstances reasonably likely to result in liability of the Company or any of the Subsidiaries pursuant to Environmental Laws that would or would reasonably be expected to result in a Material Adverse Effect. None of the Company or the Subsidiaries has received any notice of any noncompliance with any Environmental Laws or the terms and conditions of any permit, license or approval required under applicable Environmental Laws to conduct the Company’s and the Subsidiaries’ respective businesses. The term “Environmental Laws” means all U.S. federal, state and local or foreign laws relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq., as amended, the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. §6901, et seq., the Clean Air Act, 42 U.S.C. §7401, et seq., as amended, the Federal Water Pollution Control Act, 33 U.S.C. §1251, et seq., as amended, the Oil Pollution Act of 1990, 33 U.S.C. §2701, et seq., and the Toxic Substances Control Act, 15 U.S.C. §2601, et seq.; “Hazardous Materials” means any hazardous, toxic or dangerous substance, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

r.                 Personal Property. Except as described on Schedule 3(r) or in the 2017 SEC Documents, the Company and the Subsidiaries have good and valid title to all personal property owned by them that is material to the business of the Company and the Subsidiaries as presently conducted, in each case free and clear of all Liens, other than Liens that do not materially interfere with the present value of such property.

s.                Real Property. None of the Company or any of the Subsidiaries owns any real property. All of the Real Property Leases (as defined below) are valid and in full force and effect and, to the Company’s Knowledge, are enforceable against all parties thereto, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. Neither the Company nor any of the Subsidiaries nor, to the Company’s Knowledge, any other party thereto is in default in any material respect under any of the Real Property Leases, and, to the Company’s Knowledge, no event has occurred which with the giving of notice or the passage of time or both could constitute a material default under, or otherwise give any party the right to terminate, any of such Real Property Leases, or could adversely affect the Company’s or any of the Subsidiaries’ interest in and title to the Real Property subject to any of such Real Property Leases. No Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby or by the other Transaction Documents. For purposes hereof, “Real Property Lease” means each lease and other agreement with respect to which the Company or the Subsidiaries is a party or otherwise bound or affected with respect to the Real Property, except easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that pertain to Real Property that is contained wholly within the boundaries of any leased Real Property; and “Real Property” means all the real property, facilities and fixtures that are leased or, in the case of fixtures, otherwise owned or possessed by the Company or the Subsidiaries.

t.                 Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any of the Subsidiaries have been refused any insurance coverage sought or applied for, and, to the Company’s Knowledge, the Company and the Subsidiaries will be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably expected to have a Material Adverse Effect.

u.               Regulatory Permits and Other Regulatory Matters.

(i)                 Permits. The Company and the Subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate U.S. federal or state or foreign regulatory authorities necessary to conduct their business as presently conducted (“Permits”), including all Permits required by the United States Food and Drug Administration, including any successor thereto (the “FDA”), or any other Regulatory Agency, and none of the Company or any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permit. To the Company’s Knowledge, there are no facts or circumstances that could reasonably lead to the Company or any Subsidiary not being able to obtain necessary Permits as and when necessary to enable the Company and the Subsidiaries to conduct their respective businesses. For purposes of this Agreement, “Regulatory Agency” means any U.S. federal, state or local regulatory agency, department, bureau or other governmental authority in the United States, the European Union or any other jurisdiction, as applicable, including the FDA and the European Medicines Agency, in each case that is responsible for registrations necessary for, or otherwise governs, the manufacture, handling, use, storage, import, transport, distribution or sale of any pharmaceutical product. The term “Regulatory Agency” shall further include any institutional review board, ethics committee, data monitoring committee or other committee or Person with defined authority to oversee the manufacture, handling, use, storage, import, transport, distribution or sale of any pharmaceutical product.

(ii)               Studies and Other Preclinical and Clinical Tests. The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company or any of the Subsidiaries were, and if still pending are, being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional and scientific standards; the descriptions of the results of such studies, tests and trials contained in the SEC Documents are accurate and complete in all material respects; and neither the Company nor any of the Subsidiaries has received any notices or correspondence from the FDA, any other Regulatory Agency or any foreign, state or local governmental body exercising comparable authority or any institutional review board or comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any of the Subsidiaries.

(iii)             Debarment or Conviction. None of the Company or the Subsidiaries or, to the Company’s Knowledge, any of their respective Affiliates, subcontractors or employees (A) has been debarred, (B) is subject to debarment or (C) is the subject of a conviction, in each case pursuant to Section 335a of the United States Federal Food, Drug and Cosmetic Act, as amended.

(iv)             Other Regulatory Matters. There is no pending, completed or, to the Company’s Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of the Subsidiaries, and none of the Company or any of the Subsidiaries has received any notice, warning letter or other communication from any Regulatory Agency, which (A) imposes a clinical hold on any clinical investigation by the Company or any of the Subsidiaries, (B) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of the Subsidiaries, or (C) otherwise alleges any violation of any laws, rules or regulations by the Company or any of the Subsidiaries. The respective properties, business and operations of the Company and the Subsidiaries have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of applicable Regulatory Agencies, including the FDA. The Company has not been informed by any Regulatory Agency that it will prohibit the marketing, sale, license or use in the United States or any other jurisdiction of any product proposed to be developed, produced or marketed by the Company nor has any Regulatory Agency expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company or any Subsidiary.

v.               Listing. The Company is not in material violation of any of the rules, regulations or requirements of the Principal Market, and, to the Company’s Knowledge, there are no facts or circumstances that could reasonably lead to suspension or termination of trading of the Common Stock on the Principal Market. Since October 22, 2014, (i) the Common Stock has been listed or designated for quotation, as applicable, on the Principal Market, (ii) trading in the Common Stock has not been suspended or deregistered by the SEC or the Principal Market, and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market. For purposes of this Agreement, “Principal Market” means the NASDAQ Global Market; however, if the Common Stock becomes listed on another National Exchange after the date of this Agreement, then from and after such date, the “Principal Market” shall mean such National Exchange; and “National Exchange” means any of the NYSE MKT, The New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market or the NASDAQ Capital Market (or a successor to any of the foregoing). The Common Stock is eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The transfer agent for the Common Stock is a participant in DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not been at any time prior to the Closing Date, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC.

w.             Tax Matters. Each of the Company and the Subsidiaries (i) has timely filed all foreign, federal and state income, franchise and all other material Tax Returns required by any jurisdiction to which it is subject, (ii) has timely paid all Taxes shown as being due and payable on its Tax Returns, and all other Taxes (if any) that are material in amount and required to be paid, except those for which the Company has made reserves in the consolidated financial statements of the Company and the Subsidiaries that are adequate in accordance with GAAP, and (iii) has established in the consolidated financial statements of the Company and the Subsidiaries reserves that are adequate in accordance with GAAP for the payment of all material Tax liabilities and deferred Taxes as of the date this representation is made. There are no unpaid Taxes in any material amount claimed in writing to be due by the taxing authority of any jurisdiction. Each of the Company and the Subsidiaries has timely withheld and paid all material Taxes (including sales Taxes) required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or third party. Neither the Company nor any of the Subsidiaries is or has been a U.S. real property holding corporation (as defined in Treasury Regulation Section 1.897-2(b) under the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. No deficiency for any income, franchise or other material amount of Tax relating to the Company or any of the Subsidiaries has been asserted or assessed by any taxing authority in writing. None of the Company or any of the Subsidiaries has entered into a “listed transaction” that has given rise to a disclosure obligation under Section 6011 of the Code and the Treasury Regulations promulgated thereunder. For purposes hereof, “Taxes” means all taxes, charges, fees, levies or other like assessments, including United States federal, state, local, foreign and other net income, gross income, gross receipts, social security, estimated, sales, use, ad valorem, franchise, profits, net worth, alternative or add-on minimum, capital gains, license, withholding, payroll, employment, unemployment, social security, excise, property, transfer taxes and any and all other taxes, assessments, fees or other governmental charges, whether computed on a separate, consolidated, unitary, combined or any other basis together with any interest and any penalties, additions to tax, estimated taxes or additional amounts with respect thereto, and including any liability for taxes as a result of being a member of a consolidated, combined, unitary or affiliated group or any other obligation to indemnify or otherwise succeed to the tax liability of any other Person; and “Tax Returns” means all returns, declarations, reports, statements, schedules, notices, forms or other documents or information required to be filed in respect of the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of any legal requirement relating to any Tax.

x.               Application of Takeover Protections. The Company and the Company Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware that is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Securities and the Buyers’ ownership of the Securities.

y.               Rights Agreement. As of the date of this Agreement, the Company has not adopted a stockholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company (any such plan or arrangement, a “Rights Plan”), and after the date of this Agreement, the Company will not have adopted any Rights Plan that in any way interferes with, or otherwise adversely affects, any Buyer’s (or other holder’s) exercise in full of its rights under the Certificate of Designation or ownership of all of the Conversion Shares issuable upon conversion of the Preferred Shares.

z.                Foreign Corrupt Practices and Certain Other Federal Regulations.

(i)                 Neither the Company nor any of the Subsidiaries, nor to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of the Subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(ii)               The Company and each Subsidiary is in compliance in all material respects with all U.S. economic sanctions laws, all executive orders and implementing regulations (“Sanctions”) as administered by the U.S. Treasury Department’s Office of Foreign Assets Control and the U.S. State Department. None of the Company or any of the Subsidiaries (A) is a Person on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”), (B) is a person who is otherwise the target of U.S. economic sanctions laws such that a U.S. person cannot deal or otherwise engage in business transactions with such person, (C) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (a “Sanctioned Country”), or (D) is owned or controlled by (including by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a government of a Sanctioned Country such that the entry into, or performance under, this Agreement or any other Transaction Documents would be prohibited by applicable U.S. law.

(iii)             The Company and each Subsidiary is in compliance in all material respects with all laws related to terrorism or money laundering including: (A) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq. (the Bank Secrecy Act)), as amended by Title III of the Patriot Act, (B) the Trading with the Enemy Act, (C) that certain Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or any other enabling legislation, executive order or regulations issued pursuant or relating thereto, and (D) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations. No action, suit or other proceeding by or before any court or Governmental Authority with respect to compliance with such anti-money laundering laws is pending or, to the Company’s Knowledge, threatened.

aa.            No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

bb.           Investment Company. None of the Company, any Person controlling the Company or any of the Company’s Subsidiaries is, or upon the Closing will be, an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, or otherwise registered or required to be registered, or subject to the restrictions imposed, by the Investment Company Act of 1940, as amended.

cc.            No Disqualification Events. None of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the Closing, any placement agent or dealer participating in the offering of the Securities and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Securities (each, a “Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine (i) the identity of each person that is a Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event. The Company has complied in all material respects, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Covered Person of (x) any Disqualification Event relating to that Covered Person, and (y) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person; in each case occurring up to and including the Closing Date. The Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer and sale of the Securities.

dd.          Manipulation of Prices; Securities.

(i)                 None of the Company or the Subsidiaries, or, to the Company’s Knowledge, any of their respective officers, directors or Affiliates and no one acting on any such Person’s behalf has, (A) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any Subsidiary to facilitate the sale or resale of any of the Securities, (B) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (C) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any Subsidiary.

(ii)               Since December 31, 2016, to the Company’s Knowledge, no officer, director or Affiliate of the Company or any of the Subsidiaries, any Affiliate of any of the foregoing, or anyone acting on their behalf, has sold, bid, purchased or traded in the Common Stock or any other security of the Company other than pursuant to, and in accordance with, the Company’s equity incentive and employee stock purchase plans as in effect on the date of this Agreement and other than as reported on any Form 4 or Form 5 under Section 16 of the Exchange Act. For purposes of the foregoing representations and warranties under this Section 3(dd), the term “Affiliate” shall mean any Person (other than the Company) that is the beneficial owner of at least ten percent (10%) of the issued and outstanding shares of Common Stock of the Company or any of the Subsidiaries.

ee.            Disclosure. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. Taken as a whole with the 2017 SEC Documents and the Schedules to this Agreement, all disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby pursuant to the representations and warranties of the Company set forth in this Section 3 is true and correct and such representations and warranties do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made in such representations and warranties, in the light of the circumstances under which they were made, not misleading.

ff.             Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement and the other Transaction Documents based upon arrangements made by or on behalf of the Company or any affiliate of the Company.

4.                  PRE-CLOSING COVENANTS.

a.                   Stockholders Meeting. The Company shall take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholders Meeting”) for the purpose of obtaining the Stockholder Approval as promptly as reasonably practicable. The Company shall use its reasonable best efforts to obtain the Stockholder Approval at the Company Stockholders Meeting. At the Company Stockholders Meeting, the Company may also seek and obtain stockholder approval for a proposal to approve an amendment to the Company’s 2014 Equity Incentive Plan for purposes of taking into account the number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding for purposes of implementing the “evergreen” features of the Company’s 2014 Equity Incentive Plan.

b.                  Proxy Statement.

(i)                 In connection with the Company Stockholders Meeting, the Company will (A) as promptly as reasonably practicable, but in no event later than 25 days, after the date of this Agreement prepare and file with the SEC a proxy statement (as it may be amended or supplemented from time to time, the “Proxy Statement”) related to the consideration of the Proposal at the Company Stockholders Meeting, (B) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement on or after the date of this Agreement and provide copies of such comments to Buyers promptly upon receipt and provide copies of proposed responses to Buyers a reasonable time prior to filing to allow Buyers the opportunity to provide meaningful comment, (C) as promptly as reasonably practicable prepare and file any other amendments or supplements necessary to be filed in response to any SEC comments or as otherwise required by applicable law, (D) mail to its stockholders as promptly as reasonably practicable the Proxy Statement and all other customary proxy or other materials for meetings such as the Company Stockholders Meeting, (E) to the extent required by applicable law, as promptly as reasonably practicable prepare, file and distribute to the Company’s stockholders any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Company Stockholders Meeting, and (F) otherwise comply with all requirements of law applicable to the Company Stockholders Meeting. Each Buyer shall cooperate with the Company in connection with the preparation of the Proxy Statement and any amendments or supplements thereto, including promptly furnishing the Company, upon request, with any and all information as may be required to be set forth in the Proxy Statement with respect to such Buyer under applicable law. The Company will provide Buyers a reasonable opportunity to review and comment promptly upon the Proxy Statement and any amendments or supplements thereto, and shall give reasonable consideration to any such comments proposed (it being understood that the Company shall have the final authority and discretion with respect to whether and to what extent to incorporate or address any such comments proposed), prior to mailing the Proxy Statement and any such amendments or supplements thereto to the Company’s stockholders. Subject to Section 4(d)(i), the Proxy Statement shall include the Company Board Recommendation.

(ii)               If, at any time prior to the Company Stockholders Meeting, any information relating to the Company or any Buyers or any of their respective Affiliates should be discovered by the Company or any Buyers which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties and, to the extent required by applicable law, the Company shall disseminate an appropriate amendment thereof or supplement thereto describing such information to the Company’s stockholders.

(iii)             The Company represents, warrants, covenants and agrees that (A) none of the information included or incorporated by reference in the Proxy Statement or any other document filed with the SEC in connection with the transactions contemplated by this Agreement or the other Transaction Documents (all such other documents, the “Other Filings”), in any such case, at the date it is first filed with the SEC, at the date it is first mailed to the Company’s stockholders, at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contained or shall contain, as applicable, any untrue statement of a material fact or omitted or shall omit, as applicable, to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, except that no representation, warranty or covenant is made by the Company with respect to statements made or incorporated by reference therein in reliance on, and conformity with, information supplied in writing by or on behalf of any Buyer in connection with the preparation of the Proxy Statement or the Other Filings expressly for inclusion therein, and (B) the Proxy Statement and the Other Filings that are filed by the Company shall comply as to form in all material respects with the requirements of the Exchange Act and shall comply with the applicable requirements of The NASDAQ Stock Market.

(iv)             Each Buyer, severally and not jointly, represents, warrants, covenants and agrees that none of the information supplied in writing by or on behalf of such Buyer expressly for inclusion in the Proxy Statement or the Other Filings will, in any such case, at the date it is first filed with the SEC, at the date it is first mailed to the Company’s stockholders, at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

c.                   Voting Agreements. The Company shall enforce the obligations of each of the stockholders of the Company party to a Voting Agreement, including through the exercise of proxies provided thereunder, to the extent necessary or appropriate to cause each such stockholder to (i) appear at the Company Stockholders Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder in favor of the Proposal at the Company Stockholders Meeting.

d.                  Conduct of Business of the Company. Except (x) as expressly required or expressly contemplated by this Agreement or as set forth on Schedule 4(d) or (y) as consented to by the Requisite Buyers, from the date of this Agreement until the Closing Date, the Company will conduct its operations only in the ordinary course of business as it exists on the date of this Agreement and consistent with past practices. Without limiting the generality of the foregoing, except as expressly contemplated by this Agreement or as set forth on Schedule 4(d), from the date of this Agreement until the Closing Date, the Company shall not, and shall cause each of the Subsidiaries not to, take any of the following actions:

(i)                 directly or indirectly, withdraw, change, amend, modify or qualify, or resolve, propose or agree to withdraw, change, amend, modify or qualify (whether publicly or otherwise), in a manner adverse to any Buyer, or otherwise take any action, fail to take any action or make any statement or proposal inconsistent with, the Company Board Recommendation; provided, that the Company Board may withdraw, change, amend, modify or qualify the Company Board Recommendation if it determines in good faith after receiving advice from outside counsel on the matter that, as the result of a material development or change in circumstances that occurs or arises after the date of this Agreement that was not known or reasonably foreseeable to the Company as of the date of this Agreement, a failure to take such action would constitute a breach by the Company Board of its fiduciary obligations under applicable law;

(ii)               propose or adopt any changes to the Certificate of Incorporation or the Bylaws;

(iii)             make, declare, set aside, or pay any dividend or distribution on any shares of capital stock of the Company;

(iv)             (A) adjust, split, combine or reclassify or otherwise amend the terms of any capital stock of the Company, (B) repurchase, redeem, purchase, acquire, encumber, pledge, dispose of or otherwise transfer, directly or indirectly, any shares of capital stock of the Company or any securities or other rights convertible or exchangeable into or exercisable for any such shares of capital stock of the Company or such securities or other rights, or offer to do the same, other than (I) as permitted under clause (C) of this Section 4(d)(iv) and (II) repurchases of shares of capital stock of the Company owned or held by employees, consultants, directors or advisors in connection with the termination of their service to the Company at a price no greater than the lesser of fair market value and the purchase price paid for such shares of capital stock of the Company by the holder thereof, (C) issue, grant, deliver or sell any shares of capital stock of the Company or any securities or other rights convertible or exchangeable into or exercisable for any such shares in the Company or such securities or rights (which term, for purposes of this Agreement, will be deemed to include share appreciation rights, “phantom stock” or other commitments that provide any right to receive value or benefits similar to such shares, securities or other rights), other than (I) pursuant to, and in accordance with, the Company’s equity incentive and employee stock purchase plans as in effect on the date of this Agreement, and (II) pursuant to the exercise of any options to purchase Common Stock granted pursuant to, and in accordance with, any such plan, in accordance with the applicable award agreement, (D) enter into any agreement, understanding or arrangement with respect to the sale, voting, pledge, encumbrance, disposition, acquisition, transfer, registration or repurchase of any shares of capital stock of the Company or such securities or other rights, other than any agreement, understanding or arrangement in connection with (I) any repurchases of shares of capital stock of the Company that are permitted under clause (B) above in this Section 4(d)(iv) and (II) the issuance, grant, delivery, sale, disposition or transfer of shares of capital stock and other securities of the Company that are permitted under clause (C) of this Section 4(d)(iv), or (E) register for sale, resale or other transfer any shares of capital stock of the Company under the Securities Act on behalf of the Company or any other Person, except pursuant to the exercise of registration rights by any Person pursuant to the Fifth IRA; provided, that each of the Buyers that is party to the Fifth IRA hereby covenants and agrees that, from the date of this Agreement until the earlier of the effectiveness of the initial registration statement to be prepared and filed by the Company with the SEC pursuant to the Registration Rights Agreement and the termination of this Agreement pursuant to, and in accordance with, Section 8 hereof, such Buyer will not exercise or participate in any registration rights provided for under the Fifth IRA;

(v)               merge or consolidate the Company or any of the Subsidiaries with any Person, or consummate any other Fundamental Transaction (as defined below), or sell, lease or otherwise dispose of any assets or securities of the Company or any of the Subsidiaries, including by merger, consolidation, asset sale, other business combination or other Fundamental Transaction (including formation of a joint venture) or by property transfer (or initiate, solicit or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any of the foregoing); provided, that, notwithstanding Section 4(e) hereof (but provided that the Company has complied with clause (i) of Section 4(e)), the foregoing provisions of this clause (v) shall not be applicable (1) if the Company receives an unsolicited inquiry, proposal or offer from a third party to purchase all of the capital stock of the Company (by merger, tender offer or otherwise) (each, a “Takeover Transaction”), and (2) if and to the extent that the Company Board, in good faith and after receiving advice of outside counsel on the matter, determines that failure of the Company Board to cause the Company to pursue any such unsolicited inquiry, proposal or offer would reasonably be expected to constitute a breach by the Company Board of its fiduciary obligations under applicable law; provided, further, however, that, notwithstanding the foregoing proviso, in no event shall the Company consummate any such Takeover Transaction unless and until (A) the Closing shall have occurred, or (B) this Agreement will have terminated pursuant to, and in accordance with, Section 8 hereof (and, for the avoidance of doubt, the parties acknowledge and agree that, if the Closing occurs, the provisions of Section 8(b) of the Certificate of Designation shall apply to such Takeover Transaction);

(vi)             adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of the Subsidiaries; and

(vii)           agree or commit to do any of the foregoing.

The term “Fundamental Transaction” shall mean the occurrence of any of the following transactions: (A) the Company, directly or indirectly, in one or more related transactions, effects any merger or consolidation of the Company with or into another Person, (B) the Company, directly or indirectly, in one transaction or a series of related transactions, effects any sale of all or substantially all of its assets (including, for the avoidance of doubt, all or substantially all of the assets of the Company and its Subsidiaries in the aggregate), and distributes the proceeds therefrom to the holders of capital stock of the Company, (C) any tender offer or exchange offer (whether by the Company or another Person) approved by the Company Board is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash and/or other property or (D) the Company, directly or indirectly, in one transaction or a series of related transactions, effects any reclassification of the Common Stock or any compulsory share exchange (other than as a result of a any stock split, stock combination, reclassification, stock dividend, recapitalization or other similar transaction of such character that shares of Common Stock shall be changed into or become exchangeable for a larger or small number of shares) pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash and/or other property.

e.                   No Solicitation of Transactions. From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement pursuant to, and in accordance with, Section 8 hereof, the Company will not, and will cause the Subsidiaries and its and their respective officers, directors, agents and other representatives to not, directly or indirectly, (i) solicit, initiate, or encourage any Acquisition Proposals, (ii) engage in negotiations or discussions concerning, or provide any non-public information to any Person in connection with, any Acquisition Proposal, (iii) agree to or approve any Acquisition Proposal or (iv) enter into any agreement regarding an Acquisition Proposal; provided, that the two provisos in Section 4(d)(v) shall apply to the foregoing clauses (ii) through (iv), mutatis mutandis. As used herein, the term “Acquisition Proposal” shall mean any proposal relating to a possible (1) merger, consolidation, other Fundamental Transaction or similar transaction involving the Company or the Subsidiaries, (2) sale, lease or other disposition, directly or indirectly, by merger, consolidation, share exchange or otherwise, of any material portion of the assets of the Company and the Subsidiaries, (3) issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase or securities convertible into, such securities) representing 10% or more of the votes attached to the outstanding securities of the Company, (4) liquidation, dissolution, or other similar type of transaction with respect to the Company and the Subsidiaries or (5) transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term “Acquisition Proposal” shall not include the transactions contemplated hereby and by the other Transaction Documents. The Company will, and will cause the Subsidiaries and their respective representatives to, immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

5.                  OTHER COVENANTS.

a.                Reasonable Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

b.               Form D and Blue Sky. To the extent required by applicable law, the Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing occurring on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c.                Reporting Status. From the date of this Agreement until the later of (i) the first date on which no Preferred Shares remain outstanding, and (ii) the first date on which Buyers no longer own any Securities (the period ending on such later date, the “Reporting Period”), the Company shall timely (without giving effect to any extensions pursuant to Rule 12b-25 under the Exchange Act) file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate the registration of the Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permit any such termination. Each of such reports shall comply in all material respects with the applicable requirements of the Exchange Act and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company hereby agrees that, during the Reporting Period, the Company shall send to each Buyer copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the Company’s making available or giving such notices and other information to the stockholders.

d.               Use of Proceeds. The Company will use the proceeds from the sale of the Securities to complete the Company’s ongoing Phase III clinical trial, to further develop and obtain regulatory approval for the Company’s product and for working capital and general corporate purposes.

e.                Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for issuance of the Conversion Shares upon conversion of all outstanding Preferred Shares (without regard to any limitations or restrictions on conversion thereof).

f.                Listing. The Company shall use its reasonable best efforts to cause the Common Stock to remain listed on the Principal Market during the Reporting Period. The Company shall use its reasonable best efforts to secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) on the Principal Market and maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. None of the Company or any of the Subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock from the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(f). At all times during the Reporting Period, (i) the Common Stock shall be eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, (ii) the Company shall be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock, and (iii) the Company shall use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC or, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Company shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

g.               Expenses. The Company shall pay to each Buyer that is affiliated with Deerfield Management Company, L.P. a reimbursement amount, up to an aggregate of $100,000 (the “Aggregate Expense Cap”) for all such Buyers, equal to such Buyer’s reasonable out-of-pocket legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated hereby and thereby, including such Buyers’ review and commentary with respect to the initial registration statement to be prepared and filed by the Company with the SEC pursuant to the Registration Rights Agreement (but not, for the avoidance of doubt, any post-effective amendments or supplements thereto); provided, that each such Buyer shall provide the Company with reasonable documentation evidencing such expenses prior to the Company’s payment of such reimbursement amounts. The amount payable to any Buyer pursuant to the preceding sentence may be withheld as an off-set by such Buyer from its Purchase Price to be paid by it at the Closing. Additionally, at the Closing, the Company shall pay all of its own legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated hereby and thereby. In addition to the fee and reimbursement obligations of the Company set forth above in this Section 5(g), and not in limitation thereof, following the Closing, the Company shall promptly reimburse each Buyer and each holder of Securities for all of the respective reasonable out-of-pocket fees, costs and expenses (including attorneys’ fees and fees, costs and expenses of accountants, advisors and consultants and any costs of settlement) incurred thereby in connection with any amendment, modification or waiver of any of the Transaction Documents and/or the enforcement of such Person’s rights and remedies under any of the Transaction Documents (including collecting any payments due from the Company hereunder or thereunder); provided, that each such Buyer shall provide the Company with reasonable documentation evidencing such expenses prior to the Company’s payment of such reimbursement amounts.

h.               Disclosure of Transactions and Other Material Information. At or prior to 8:00 a.m. (New York City time) on the second (2nd) Business Day following the execution and delivery of this Agreement, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents, identifying the Buyers and including as exhibits to such Form 8-K this Agreement (including the schedules and exhibits hereto), the Certificate of Designation, the form of Registration Rights Agreement and the form of Voting Agreement (such Form 8-K, the “Announcing Form 8-K”). Not later than 8:00 a.m. (New York City time) on the second (2nd) Business Day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions consummated pursuant to this Agreement on the Closing Date (such Form 8-K, the “Closing Form 8-K”). Neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Buyer; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K or the Closing Form 8-K, and in each case contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

i.                 Material Non-Public Information. Each Buyer shall have the right, but not the obligation, to deliver a written notice (a “MNPI Stop Notice”) to the Company requesting that none of the Company or any of its Affiliates, Subsidiaries, agents, advisors, attorneys or other representatives shall provide any material non-public information regarding the Company or any of its Subsidiaries and Affiliates to such Buyer. Following the Company’s receipt of any such MNPI Stop Notice from a Buyer and until such time as such Buyer elects to again receive material non-public information by delivering a written notice to that effect to the Company (a “MNPI Initiation Notice;” and the period beginning with a Buyer’s delivery of an MNPI Stop Notice and ending on the Company’s receipt of a MNPI Initiation Notice from such Buyer is referred to as a “MNPI Restriction Period”), except to the extent otherwise required to be included in any communication to such Buyer pursuant to the Transaction Documents and except for notices or documents under or in connection with any of the Transaction Documents, including notices, information or documents with respect to the exercise, amendment, modification, termination or waiver of any rights or obligations under any of the Transaction Documents, the Company shall not, and shall cause each of its Affiliates or Subsidiaries, agents, advisors, attorneys and other representatives not to, provide to such Buyer any material non-public information. Notwithstanding anything to the contrary herein, during an MNPI Restriction Period with respect to any Buyer, in the event that the Company believes that a notice or communication to any such Buyer contains material non-public information relating to the Company or any of its Affiliates or Subsidiaries, the Company shall so indicate to such Buyer contemporaneously with delivery of such notice or communication; and in the absence of any such indication, such Buyer shall be allowed to presume that all matters relating to such notice or communication do not constitute material non-public information relating to the Company or any of its Affiliates or Subsidiaries. During an MNPI Restriction Period, unless the Company has in good faith determined that the matters relating to such notice do not constitute material non-public information relating to the Company or any of its Affiliates or Subsidiaries, the Company shall contemporaneously with delivery of such notice or communication publicly disclose such material non-public information. In the event of a breach of the covenants set forth in this Section 5(i) by the Company or any of its Affiliates or Subsidiaries, agents, advisors, attorneys or other representatives, in addition to, and without limiting, any other remedy provided herein or in the other Transaction Documents, and notwithstanding anything to the contrary contained herein, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of material non-public information disclosed to such Buyer in violation of this Section 5(i) without the prior approval of any of the Company or any of its Affiliates or Subsidiaries, agents, advisors, attorneys or representatives; provided that, in the event of a breach of this Section 5(i) by the Company, such Buyer shall first provide the Company with an opportunity to make immediate public disclosure of such information in lieu of such Buyer making public disclosure of such information in accordance with this Section 5(i). No such Buyer shall have any liability to the Company or any of its Affiliates or Subsidiaries, officers, directors, employees, stockholders, agents, advisors, attorneys or other representatives for any such disclosure made in accordance with this Section 5(i). For the avoidance of doubt, the Company’s providing to the Preferred Director (as defined below) (due to such Preferred Director’s service on the Company Board) of information that may constitute material, nonpublic information relating to the Company or the Subsidiaries, and any such Preferred Director’s providing of such information to its Affiliates, including any Buyer that is an Affiliate of such Preferred Director, shall not be deemed to be a breach of this Section 5(i).

j.                    Patriot Act, Investor Secrecy Act and Office of Foreign Assets Control. As required by federal law and each Buyer’s policies and practices, each Buyer may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services, and, from the date of this Agreement until the end of the Reporting Period, the Company agrees to, and shall cause each of the Subsidiaries to, provide such information to each Buyer.

k.               Regulation M. Neither the Company, nor the Subsidiaries nor any of the respective controlled Affiliates of the foregoing shall take any action prohibited by Regulation M under the Exchange Act.

l.                 Taxes. The Company shall be responsible for any liability with respect to any transfer, stamp, documentary, intangible, recording or similar non-income Taxes that may be payable in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents, including any such Taxes with respect to the issuance or transfer of the Preferred Shares or the Conversion Shares. Notwithstanding any provision herein to the contrary, the Company shall (i) be entitled to deduct and withhold from any payments (which shall include, for purposes of this Section 5(l), Conversion Shares issued upon conversion of the Preferred Shares to the extent attributable to declared but unpaid dividends, if any) made to a holder of any Securities, such amounts that the Company may be required to withhold under applicable U.S. federal withholding Tax requirements (including without limitation under Sections 1471 through 1474 of the Code) and (ii) not be responsible for or liable for any Taxes imposed on, or measured by, net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,  imposed as a result of a payee (or  beneficial owner of a payment) being organized under the laws of, or having its principal office in, the jurisdiction imposing such Tax (or any political subdivision thereof). The Company shall provide the applicable payee with five (5) Business Days’ advance notice of any such required withholding and shall reasonably cooperate with such Buyer to mitigate or reduce such withholding. Any amounts withheld pursuant to clause (i) above shall be treated for purposes hereof as if paid to the relevant payee.

m.             Further Instruments and Acts. From the date of this Agreement until the end of the Reporting Period, upon request of any Buyer or holder of Securities, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement and the other Transaction Documents.

6.                  CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Preferred Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

a.                The Stockholder Approval shall have been obtained

b.               Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

c.                Such Buyer shall have delivered to the Company the applicable Purchase Price (less any amount withheld pursuant to Section 5(g)) for the Preferred Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

d.               (i) The representations and warranties of such Buyer, other than the representations and warranties of such Buyer set forth in Sections 2(g), 2(h) and 2(j), shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein) as of the date of this Agreement (except for any of such representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein) as of such date), (ii) the representations and warranties of such Buyer set forth in Sections 2(g), 2(h) and 2(j) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made at that time (except for any of such representations and warranties that speak as of a specific date, which shall be true and correct as of such date), (iii) the representations and warranties of such Buyer, other than the representations and warranties of such Buyer set forth in Sections 2(g), 2(h) and 2(j), shall be true and correct as of the Closing Date as though made at that time (except for any of such representations and warranties that speak as of a specific date, which shall be true and correct as of such date), except in the case of this clause (iii) where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” set forth therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a material adverse effect on such Buyer’s ability or obligation to purchase the number of Preferred Shares set forth opposite such Buyer’s name on the Schedule of Buyers at the Closing, and (iv) such Buyer shall have in all material respects performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

e.                No final and nonappealable order, judgment, injunction, award, decree or writ handed down, adopted or imposed by, any court of competent jurisdiction or Governmental Authority restraining, enjoining or otherwise prohibiting the consummation of the Closing shall be in effect, and no statute, rule or regulation shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of the purchase and sale of the Preferred Shares pursuant to this Agreement.

f.                The minimum gross proceeds received by the Company from the sale of the Preferred Shares to all Buyers at the Closing shall be no less than $18,000,000.

7.                  CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Preferred Shares from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

a.                The Stockholder Approval shall have been obtained.

b.               The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to such Buyer.

c.                The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

d.               (i) The representations and warranties of the Company and the Subsidiaries, other than the representations and warranties of the Company and the Subsidiaries set forth in Sections 3(a), 3(b) 3(c), 3(d), 3(e), 3(j), 3(k), 3(l), 3(m), 3(v), 3(x), 3(y), 3(bb), 3(cc), 3(dd) and 3(ff) (the “Fundamental Representations”), shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein other than any limitation as to “Material Adverse Effect”) as of the date of this Agreement (except for any of such representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein other than any limitation as to “Material Adverse Effect”) as of such date), (ii) the Fundamental Representations shall be true and correct as of the date of this Agreement and as of the Closing Date as though made at that time (except for any of such representations and warranties that speak as of a specific date, which shall be true and correct as of such date), (iii) the representations and warranties of the Company and the Subsidiaries, other than the Fundamental Representations, shall be true and correct as of the Closing Date as though made at that time (except for any of such representations and warranties that speak as of a specific date, which shall be true and correct as of such date), except in the case of this clause (iii) where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect, and (iv) the Company and the Subsidiaries shall have in all material respects performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company and the Subsidiaries at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect.

e.                Such Buyer shall have received the opinion of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, in a form reasonably acceptable to the Requisite Buyers.

f.                The Company shall have executed and delivered to such Buyer’s counsel the Preferred Stock Certificates (in such denominations as such Buyer shall request) for the Preferred Shares being purchased by such Buyer at the Closing, and such Preferred Stock Certificates shall be held by such counsel in escrow until the Closing is consummated.

g.               The Company Board shall have adopted, and not rescinded or otherwise amended or modified, resolutions consistent with Section 3(b) and in a form reasonably acceptable to the Requisite Buyers (the “Resolutions”).

h.               The Company and the Company Board shall have taken all actions necessary or appropriate such that the Person designated, pursuant to the Certificate of Designation, by the holders of the Preferred Shares to serve as a director on the Company Board (the person designated to serve on the Company Board by the holders of the Preferred Shares referred to as the “Preferred Director”) shall become, effective immediately following the Closing, a director serving on the Company Board.

i.                 The Bylaws shall have been amended, in a manner acceptable to the Requisite Buyers, to facilitate the service of the Preferred Director as a director on the Company Board effective immediately following the Closing.

j.                 As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, at least 22,122,775 shares of Common Stock (such number to be adjusted for any Stock Event (as defined in the Certificate of Designation) involving the Common Stock that is effective at any time after the date of this Agreement).

k.               The Company shall have delivered to such Buyer a certificate evidencing the incorporation or organization and good standing of the Company and each domestic Subsidiary in such entity’s state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state or jurisdiction of incorporation or organization as of a date within three (3) days of the Closing Date.

l.                 The Company shall have delivered to such Buyer a secretary’s certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, certified as of a date within three (3) days of the Closing Date by the Secretary of State of the State of Delaware, and (C) the Bylaws.

m.             The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within two (2) Business Days of the Closing Date.

n.               No final and nonappealable order, judgment, injunction, award, decree or writ handed down, adopted or imposed by, any court of competent jurisdiction or Governmental Authority restraining, enjoining or otherwise prohibiting the consummation of the Closing shall be in effect, and no statute, rule or regulation shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of the purchase and sale of the Preferred Shares pursuant to this Agreement.

o.               No suit, action or proceeding by any (i) third party or (ii) Governmental Authority with respect to the transactions contemplated hereby shall be pending or threatened in writing, and no order shall have been entered in any such suit, action or proceeding that would have the effect of (A) making any of the transactions contemplated by this Agreement or the other Transaction Documents illegal, (B) otherwise preventing the consummation of such transactions or (C) imposing limitations on such transactions and/or the ability of any party hereto to perform its obligations hereunder or under any Transaction Document, except, in the case of clause (i) above, as would not reasonably be expected to have, a Material Adverse Effect.

p.               The minimum gross proceeds received by the Company from the sale of the Preferred Shares to all Buyers at the Closing shall be no less than an amount equal to (i) $18,000,000, minus (ii) the Purchase Price to be paid by such Buyer as set forth on the Schedule of Buyers.

8.                  TERMINATION.

a.                   Termination by Mutual Consent. This Agreement may be terminated, whether before or after satisfaction of the condition set forth in Sections 6(a) and 7(a), at any time prior to the Closing, by mutual written consent of the Requisite Buyers and the Company. For purposes of this Agreement, “Requisite Buyers” means Buyers that purchased at least 77% of the aggregate number of Preferred Shares on the Closing Date, or if prior to the Closing, Buyers listed on the Schedule of Buyers as being obligated to purchase at least 77% of the aggregate number of Preferred Shares.

b.                  Termination by Either the Requisite Buyers or the Company. This Agreement may be terminated by either the Requisite Buyers or the Company at any time prior to the Closing:

(i)                 whether before or after satisfaction of the conditions set forth in Sections 6(a) and 7(a), if the Closing has not occurred by October 31, 2017 (the “Outside Date”); provided, that (A) the right to terminate this Agreement under this clause will not be available to any party to this Agreement whose breach of, or failure to fulfill any of its obligations under, this Agreement has been a cause of, or resulted in, the failure to consummate the Closing by such date, unless such breach or failure is not intentional, not curable and not waived, in which case such party may terminate this Agreement under this clause, and (B) the right to terminate this Agreement under this clause will not be available to the Company unless the Company Stockholders Meeting has been duly convened and a vote of the Company’s stockholders has been held with respect to the Proposal;

(ii)               if the Proposal has been submitted to the stockholders of the Company for adoption at a duly convened Company Stockholders Meeting and the Stockholder Approval shall not have been obtained at such Company Stockholders Meeting (including any adjournment or postponement thereof); or

(iii)             whether before or after satisfaction of the conditions set forth in Sections 6(a) and 7(a), if any law or Governmental Authority prohibits consummation of the Closing or if any order, judgment, injunction, award, decree or writ handed down, adopted or imposed by, any court of competent jurisdiction or Governmental Authority restrains, enjoins or otherwise prohibits consummation of the Closing, and such order, judgment, injunction, award, decree or writ has become final and nonappealable.

c.                   Termination by the Requisite Buyers. This Agreement may be terminated by the Requisite Buyers at any time prior to the Closing:

(i)                 if the Company materially breaches its obligations under Sections 4(a), 4(b), 4(c), 4(d) or 4(e), or the Company Board or any committee thereof shall resolve to do any of the foregoing; or

(ii)       provided that no Buyer who is a party to such termination action is in material breach of its respective obligations under this Agreement, if a breach or failure of any representation, warranty or covenant of the Company contained in this Agreement shall have occurred and shall not have been cured within 10 Business Days after a Buyer’s written notice asserting such breach or failure from the Company, and (A) which breach would reasonably be expected to give rise to the failure of a condition set forth in Section 7, and (B) as a result of such breach, such condition would not reasonably be expected to be satisfied prior to the Outside Date.

d.                  Termination by the Company. Provided that the Company is not in material breach of its obligations under this Agreement, this Agreement may be terminated by the Company at any time prior to the Closing if a breach or failure of any representation, warranty or covenant of the Buyers contained in this Agreement shall have occurred and shall not have been cured within 10 Business Days after the Company’s written notice asserting such breach or failure from Buyers, and (A) which breach would reasonably be expected to give rise to the failure of a condition set forth in Section 6 and (B) as a result of such breach, such condition would not reasonably be expected to be satisfied prior to the Outside Date.

e.                   Notice of Termination. Any party that exercises its right to terminate this Agreement pursuant to any of the foregoing provisions of this Section 8 shall give written notice of termination to the other parties to this Agreement, which notice shall specify the provision of this Section 8 pursuant to which such party is terminating this Agreement and, except in the case of any termination pursuant to Section 8(a) hereof, shall provide sufficient details to explain why this Agreement can be terminated pursuant to such provision of this Section 8.

f.                   Effect of Termination. If this Agreement is terminated pursuant to this Section 8, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any of their respective former, current, or future general or limited partners, shareholders, managers, members, directors, officers, Affiliates or agents), except that (i) the provisions of Section 5(g) will survive any termination of this Agreement and the Company shall remain obligated to reimburse each Buyer affiliated with Deerfield Management Company, L.P. for the expenses described therein (except in the case of a termination pursuant to Section 8(a) or Section 8(d)), and (ii) the provisions of this Section 8(f), Section 9 and Section 10 will survive termination of this Agreement; provided, however, that nothing herein shall relieve any party hereto from liabilities for damages incurred or suffered by any other party hereto as a result of any breach by such party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

g.                  Extension; Waiver. At any time, whether prior to, on or after the Closing, the Requisite Buyers, on the one hand, and the Company, on the other hand, may, as applicable (i) extend the time for the performance of any of the obligations of the other party or parties, as applicable, (ii) waive any inaccuracies in the representations and warranties of the other party or parties, as applicable, contained in this Agreement or in any Transaction Document, or (iii) unless prohibited by applicable law, waive compliance with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

9.                  INDEMNIFICATION.

a.                Company Indemnification Obligation. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s and the Subsidiaries’ other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities entitled to rights hereunder and all of their stockholders, partners, officers, directors, members, managers, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitees are a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any of the Subsidiaries in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (ii) any breach of any covenant, agreement or obligation of the Company or any of the Subsidiaries contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

b.               Indemnification Procedures. Each Indemnitee shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement (provided, however, that the failure of the Indemnitee to promptly deliver such notice shall not relieve the Company of any liability, except to the extent that the Company is actually prejudiced in its ability to defend such claim) and (ii) permit the Company to assume the defense of such claim with counsel selected by the Company and reasonably satisfactory to the Indemnitee; provided, however, that any Indemnitee entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (A) the Company has agreed in writing to pay such fees and expenses, (B) the Company shall have failed to assume the defense of such claim within five (5) days of delivery of the written notice of the Indemnitee with respect to such claim or failed to employ counsel selected by the Company and reasonably satisfactory to the Indemnitee, or (C) in the reasonable judgment of the Indemnitee, based upon advice of its counsel, a conflict of interest may exist between the Indemnitee and the Company with respect to such claims (in which case, if the Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of the Indemnitee). If the Company assumes the defense of the claim, it shall not be subject to any liability for any settlement or compromise made by the Indemnitee without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). In connection with any settlement negotiated by the Company, the Company shall not, and no Indemnitee shall be required by the Company to, (I) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation, (II) enter into any settlement that attributes by its terms any liability, culpability or fault to the Indemnitee, or (III) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. In addition, without the consent of the Indemnitee, the Company shall not consent to entry of any judgment or enter into any settlement which provides for any obligation or restriction on the part of the Indemnitee other than the payment of money damages which are to be paid in full by the Company. If the Company fails or elects not to assume the defense of a claim pursuant to clause (B) above, or is not entitled to assume or continue the defense of such claim pursuant to clause (C) above, the Indemnitee shall have the right without prejudice to its right of indemnification hereunder to, in its discretion exercised in good faith and upon advice of counsel, to contest, defend and litigate such claim and may settle such claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnitee deems fair and reasonable; provided that, at least five (5) days prior to any settlement, written notice of such Indemnitee’s intention to settle is given to the Company.

10.              GOVERNING LAW; MISCELLANEOUS.

a.                Governing Law; Venue; Jurisdiction; Service of Process; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and, unless otherwise expressly stated therein, the other Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and, unless otherwise expressly stated therein, the other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or with the other Transaction Documents or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS AND ANY TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO AGENT, REPRESENTATIVE OR OTHER PERSON AFFILIATED WITH OR RELATED TO ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(A).

b.               Counterparts; Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. A facsimile, PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile, e-mail or other electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. The parties hereto hereby agree that no party shall raise the execution of facsimile, PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by facsimile, e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

c.                Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.               Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.                Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among each Buyer, the Company and the Subsidiaries, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and the Requisite Buyers; provided, that no such waiver, modification, supplement or amendment shall be binding on any Buyer without the written consent of such Buyer (i) to the extent that such waiver, modification, supplement or amendment changes (A) the Purchase Price to be paid by such Buyer hereunder, (B) the number of Preferred Shares to be purchased by such Buyer hereunder or (C) the number of Conversion Shares issuable upon conversion of such Preferred Shares by such Buyer and (ii) unless such modification, supplement, amendment or waiver applies to all Buyers in the same fashion. Any such waiver, modification, supplement or amendment effected in accordance with this Section 10(e) shall be binding upon all holders of the Preferred Shares. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification or supplement of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties hereto or to the other Transaction Documents or holders of the Preferred Shares, as the case may be. For clarification purposes, this provision constitutes a separate right granted to each Buyer and is not intended for the Company to treat the Buyers as a class and shall not be construed in any way as the Buyers acting in concert or otherwise as a group with respect to the purchase, disposition or voting of securities or otherwise.

f.                Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (except notice may not be delivered to the Company via facsimile) or e-mail (provided confirmation of transmission is mechanically or electronically generated and, in the case of an email, a read receipt is received, and in each case kept on file by the sending party); or (iii) upon receipt, when delivered by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Proteon Therapeutics, Inc.

200 West Street

Waltham, MA 02451

E-mail: SeriesA@Proteontx.com

Attention: President and CEO

With copy to:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110-1726

Facsimile: (617) 341-7701

E-mail: julio.vega@morganlewis.com

Attention: Julio E. Vega, Esq.

If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or, in the case of a Buyer or any other party named above, at such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

g.               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder, including by merger or consolidation, prior to the Closing or, after the Closing, without the prior written consent of the Requisite Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company in connection with a sale or other transfer of Securities or, prior to the Closing, to an Affiliate of such Buyer. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

h.               No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 9, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i.                 Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 5 and this Section 10, and the indemnification provisions set forth in Section 9, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j.                 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.               No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties thereto express their mutual intent, and no rules of strict construction will be applied against any party.

l.                 Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies would not be an adequate remedy for any such harm. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

m.             Independent Nature of Buyers. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Buyer to purchase the Securities pursuant to this Agreement has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of the Subsidiaries which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any other Buyer (or any other Person or entity) relating to or arising from any such information, materials, statements or opinions. Each Buyer is represented by its own legal representative and is not relying upon the legal representative of any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto or thereto (including a Buyer’s purchase of Preferred Shares at the Closing at the same time as any other Buyer or Buyers), shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement and the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

n.               Interpretative Matters. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation, (v) the word “or” shall not be exclusive and (vi) any event, the scheduled occurrence of which would fall on a day that is not a Business Day, shall be deferred until the next succeeding Business Day. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any of the other Transaction Documents in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties by the Company, as if made by the Company pursuant to Section 3 hereof, as of the date of such certificate or instrument (including for purposes of Section 7 hereof).

* * * * * *

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

PROTEON THERAPEUTICS, INC.

By:	/s/ Timothy Noyes
Name:	Timothy Noyes
Title:	President and Chief Executive Officer

Signature Page to Securities Purchase Agreement

BUYER:

ABINGWORTH BIOVENTURES VI, LP

By:	Abingworth LLP
its Manager

By:	/s/ James Abell
Name:	James Abell
Title:	Partner

Signature Page to Securities Purchase Agreement

BUYER:

BLACKWELL PARTNERS LLC – SERIES A

By: RA Capital Management, LLC, its Investment Manager

By:	/s/ Nicholas McGrath
Name:	Nicholas McGrath
Title:	Authorized Signatory

Signature Page to Securities Purchase Agreement

BUYER:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P., its General Partner

By: J.E. Flynn Capital IV, LLC, its General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

Signature Page to Securities Purchase Agreement

BUYER:

FAIRMOUNT HEALTHCARE FUND L.P.

By:	/s/ Tomas Kiselak
Name:	Tomas Kiselak
Title:	Managing Member

Signature Page to Securities Purchase Agreement

BUYER:

INTERSOUTH PARTNERS VI, L.P.

By:	Intersouth Associates VI, LLC
its General Partner

By:	/s/ Mitch Mumma
Name:	Mitch Mumma
Title:	Managing Member

Signature Page to Securities Purchase Agreement

BUYER:

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD

By:	/s/ James Mannix
Name:	James Mannix
Title:	Chief Operating Officer

Signature Page to Securities Purchase Agreement

BUYER:

PHARMSTANDARD INTERNATIONAL S.A.

By:	/s/ Eriks Martinovskis
Name:	Eriks Martinovskis
Title:	Director

Signature Page to Securities Purchase Agreement

BUYER:

RA CAPITAL HEALTHCARE FUND, L.P.

By:	RA Capital Management, LLC
its General Partner

By:	/s/ Nicholas McGrath
Name:	Nicholas McGrath
Title:	Authorized Signatory

Signature Page to Securities Purchase Agreement

BUYER:

SKYLINE VENTURE PARTNERS QUALIFIED PURCHASER FUND IV, LP

By:	Skyline Venture Management IV, LLC,
its General Partner

By:	/s/ John G. Freund
Name:	John G. Freund
Title:	Managing Director

Signature Page to Securities Purchase Agreement

BUYER:

TVM LIFE SCIENCE VENTURES VI GMBH & CO. KG

By:	/s/ Josef Moosholzer
Name:	Josef Moosholzer
Title:	Authorized Officer

By:	/s/ Stefan Fischer
Name:	Stefan Fischer
Title:	Authorized Officer

Signature Page to Securities Purchase Agreement

BUYER:

TVM LIFE SCIENCE VENTURES VI LP

By:	its General Partner TVM Life Science
Ventures VI (Cayman) Ltd.

By:	/s/ Josef Moosholzer
Name:	Josef Moosholzer
Title:	Authorized Officer

By:	/s/ Stefan Fischer
Name:	Stefan Fischer
Title:	Authorized Officer

Signature Page to Securities Purchase Agreement

SCHEDULE OF BUYERS

Buyer’s Name	Buyer Address and Facsimile Number	Number of Preferred Shares	Purchase Price	Number of Conversion Shares, as of the Closing Date	Buyer’s Legal Representative’s Address and Facsimile Number

Abingworth Bioventures VI, LP	38 Jermyn Street London SW1Y 6DN United Kingdom Facsimile: +44 207 5341539 Email: legal@abingworth.com Attention: John Heard	2,526	$2,526,000	2,538,949	Foley Hoag LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210-2600 Facsimile: 617 832 7000 E-mail: dpierson@foleyhoag.com Attention: David R. Pierson
Blackwell Partners LLC – Series A	280 S. Mangum Street, Suite 210 Durham, NC 27701 Facsimile: 919-668-9926 Email: blackwell@dumac.duke.edu Attention: Jannine Lall	66	$66,000	66,338	Latham & Watkins LLP 885 Third Avenue New York, NY 10022-4834 Facsimile: 212-751-4864 Email: eric.rice@lw.com Attention: Eric Rice
Deerfield Private Design Fund IV, L.P.	780 Third Avenue, 37th Floor New York, NY 10017 Facsimile: (646) 536-5662 Email: dclark@deerfield.com Attention: David J. Clark, Esq.	16,000	$16,000,000	16,082,018	Katten Muchin Rosenman LLP 575 Madison Avenue New York, NY 10022 Facsimile: (212) 940-8776 E-mail: mark.fisher@kattenlaw.com mark.wood@kattenlaw.com Attention: Mark I. Fisher, Esq. Mark D. Wood, Esq.
Fairmount Healthcare Fund, L.P.	2001 Market Street Suite 2500 Philadelphia, PA 19103 Facsimile: 267-543-6103 Email: tkiselak@fairmountfunds.com Attention: Tomas Kiselak	340	$340,000	341,743	Foley Hoag LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210-2600 Facsimile: 617 832 7000 E-mail: dpierson@foleyhoag.com Attention: David R. Pierson
Intersouth Partners VI, L.P.	4711 Hope Valley Road, Suite 4F-632 Durham, NC 27707 Facsimile: 919-493-6649 Email: DJD@Intersouth.com Attention: Dennis Dougherty	400	$400,000	402,050	Foley Hoag LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210-2600 Facsimile: 617 832 7000 E-mail: dpierson@foleyhoag.com Attention: David R. Pierson

Perceptive Life Sciences Master Fund LTD	51 Astor place, 10th floor New York, NY 10003 Facsimile: 646 205 5301 Email: Mannix@perceptivelife.com Attention: James Mannix	340	$340,000	341,743
Pharmstandard International S.A.	10A Rue Henri Schnadt Luxembourg L-2530 Facsimile: +352 24840134 Email: info@pharmstd.lu eriks.martinovskis@pharmstd.lu Attention: Eriks Martinovskis	500	$500,000	502,563	Foley Hoag LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210-2600 Facsimile: 617 832 7000 E-mail: dpierson@foleyhoag.com Attention: David R. Pierson
RA Capital Healthcare Fund, L.P.	c/o RA Capital Management, LLC 20 Park Plaza, Suite 1200 Boston, MA 02116 Facsimile: 617-778-2510 Email: nmcgrath@racap.com Attention: Nicholas McGrath	274	$274,000	275,405	Latham & Watkins LLP 885 Third Avenue New York, NY 10022-4834 Facsimile: 212-751-4864 Email: eric.rice@lw.com Attention: Eric Rice
Skyline Venture Partners Qualified Purchaser Fund IV, LP	525 University Ave., Suite 1350 Palo Alto, CA 94301 Facsimile: 650-329-1090 Email: John@SkylineVentures.com Attention: John G. Freund	1,054	$1,054,000	1,059,403	Foley Hoag LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210-2600 Facsimile: 617 832 7000 E-mail: dpierson@foleyhoag.com Attention: David R. Pierson
TVM Life Science Ventures VI GmbH & Co. KG	Ottostrasse 4 / Lenbachpalais 80333 Munich Germany Facsimile: +49 (89) 998 992 55 Email: fischer@tvm-capital.com Attention: Stefan Fischer	372	$372,000	373,907	Foley Hoag LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210-2600 Facsimile: 617 832 7000 E-mail: dpierson@foleyhoag.com Attention: David R. Pierson
TVM Life Science Ventures VI LP	75 Arlington Street, Suite 500 Boston, MA 02116 Facsimile: +49 (89) 998 992 55 Email: fischer@tvm-capital.com Attention: Stefan Fischer	128	$128,000	128,656	Foley Hoag LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210-2600 Facsimile: 617 832 7000 E-mail: dpierson@foleyhoag.com Attention: David R. Pierson

DISCLOSURE SCHEDULE

to

SECURITIES PURCHASE AGREEMENT

JUNE 22, 2017

This Disclosure Schedule is being delivered in connection with the Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), by and among Proteon Therapeutics, Inc., a Delaware corporation, with headquarters located at 200 West Street, Waltham, MA 02451 (the “Company”), and the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”). Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Securities Purchase Agreement.

This Disclosure Schedule contains the “Schedules” referred to in the representations and warranties of the Company contained in Section 3 the Securities Purchase Agreement. The section numbers or subsection numbers used in this Disclosure Schedule correspond to the section or subsection numbers contained in the Securities Purchase Agreement. Headings in this Disclosure Schedule are inserted for convenience only and shall not create any representation regarding the completeness or accuracy. Any matter disclosed in any section of this Disclosure Schedule will be considered disclosed for other sections of the Disclosure Schedule to the extent the applicability of such disclosure to such other section is reasonably apparent.

The disclosure of any information in this Disclosure Schedule does not constitute an acknowledgement that such information is material, or that such item would have a Material Adverse Effect, nor does such information establish a standard of materiality, nor is it an admission of any obligation or liability to any third party. No party shall use the inclusion of any information in this Disclosure Schedule in any dispute or controversy between the parties as to whether any obligation, item or matter not included in this Disclosure Schedule is or is not material for purposes of the Securities Purchase Agreement. In no event shall the listing of information in this Disclosure Schedule be deemed or interpreted to broaden or otherwise amplify the representations and warranties, obligations, covenants or agreements of the Company contained in the Securities Purchase Agreement.

The information provided in this Disclosure Schedule is being provided solely for the purpose of making the disclosures to the Buyers under the Securities Purchase Agreement. In disclosing this information, the Company expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work product doctrine with respect to any of the matters disclosed or discussed herein.

Schedule 3(a)

Organization and Qualification

None.

Schedule 3(c)

Capitalization

None.

3

Schedule 3(f)

SEC Documents; Financial Statements; Sarbanes-Oxley

None.

4

Schedule 3(h)

Absence of Certain Changes

None.

5

Schedule 3(i)

Absence of Litigation

None.

6

Schedule 3(r)

Personal Property

None.

7

Schedule 4(d)

Conduct of Business of the Company

None.

8

EXHIBIT A

CERTIFICATE OF DESIGNATION

(see attached)

9

Proteon Therapeutics, Inc.

Certificate of Designation of Preferences,
Rights and Limitations
of
Series A Convertible Preferred Stock

Pursuant to Section 151(G) of the
Delaware General Corporation Law

Proteon Therapeutics, Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”), does hereby certify that, in accordance with Section 151 of the DGCL, the following resolution was duly adopted by the Board of Directors of the Corporation as of [●], 2017:

Resolved, that the Board of Directors of the Corporation, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, hereby authorizes the issuance of a series of Preferred Stock designated as the Series A Convertible Preferred Stock, par value $0.001 per share, of the Corporation, with a stated value of $1,000 per share, and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

Series A Convertible Preferred Stock

Section 1.                Definitions. For the purposes hereof, the following terms shall have the following meanings:

“9.985% Cap” shall have the meaning set forth in Section 7(g).

“Affiliate” means any Person (as hereinafter defined) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144 under the Securities Act (“Rule 144”). With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Attribution Parties” means, with respect to any Holder, collectively, any of such Holder’s Affiliates, any Persons acting as a “group” together with such Holder with respect to the Common Stock for purposes of Section 13(d) of the Exchange Act, and any other Persons whose beneficial ownership of the Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act.

 10

“Board of Directors” means the Board of Directors of the Corporation.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In Shares” shall have the meaning set forth in Section 7(f)(i).

“Bylaws” means the Amended and Restated By-laws of the Corporation, as they may be amended, restated modified or supplemented and in effect from time to time.

“Certificate” means this Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Date” shall have the meaning set forth in Section 7(a).

“Conversion Notice” shall have the meaning set forth in Section 7(d)(i).

“Conversion Price” shall mean, on a per share basis, as of any Conversion Date or other date of determination, $0.9949, subject to adjustment as provided herein.

“Conversion Rate” shall have the meaning set forth in Section 7(c).

“Conversion Shares” shall have the meaning set forth in Section 7(b).

“Converting Holder” shall have the meaning set forth in Section 7(d)(i).

“Corporation” shall have the meaning set forth in the preamble.

“DGCL” shall have the meaning set forth in the preamble.

“Distribution” shall have the meaning set forth in Section 3.

“DTC” shall have the meaning set forth in Section 7(d)(ii).

“DWAC” shall have the meaning set forth in Section 7(d)(ii).

“Effective Date” means [●], 2017.

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“Excess Shares” shall have the meaning set forth in Section 7(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 8(b)(i).

“Holder” shall mean each holder of record of shares of Series A Preferred Stock.

“HSR Act” shall have the meaning set forth in Section 7(h).

“Junior Securities” shall have the meaning set forth in Section 6(a).

“National Exchange” means each of the following, together with any successor thereto: the NYSE MKT, The New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market.

“Parity Securities” shall have the meaning set forth in Section 6(a).

“Person” shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

“Preference Termination Date” means the first date on or following the one-year anniversary of the date of the Corporation’s receipt of written approval from the U.S. Food and Drug Administration (the “FDA”) of its Biologics License Application for the Corporation’s product vonapanitase on which (a) the Volume Weighted Average Price per share of Common Stock for each of the Trading Days during any twenty (20) consecutive Trading Day period ending on or after such one-year anniversary is greater than 200% of the Conversion Price, and (b) the Chief Executive Officer of the Corporation has delivered written notice (the “Preference Termination Notice”) to the Holders of the Series A Preferred Stock certifying as to the satisfaction of the conditions set forth above in this definition; provided that the Corporation shall have (i) publicly disclosed (by a widely disseminated press release or filing of a current report on Form 8-K with the Commission) its receipt of such written approval from the FDA as promptly as reasonably practicable following the receipt thereof, and (ii) substantially contemporaneously with the Corporation’s delivery of the Preference Termination Notice, publicly disclosed (by a widely disseminated press release or filing of a current report on Form 8-K with the Commission) the occurrence of the Preference Termination Date.

“Principal Market” means the NASDAQ Global Market; however, if the Common Stock becomes listed on another National Exchange after the Effective Date, then, from and after such date, the “Principal Market” shall mean such National Exchange.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of [●], 2017, by and among the Corporation and the investors party thereto, as the same may be amended, restated, modified or supplemented and in effect from time to time.

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“Registration Statement Effective Date” shall have the meaning set forth in Section 7(d)(iv).

“Requisite Holders” means, as of any date, the Holders of at least 77% of the then-outstanding shares of Series A Preferred Stock.

“Securities” means, collectively, the shares of Series A Preferred Stock and the Conversion Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of June 22, 2017, between the Corporation and the investors party thereto.

“Senior Securities” shall have the meaning set forth in Section 6(a).

“Series A Liquidation Preference” means, with respect to each share of Series A Preferred Stock, an amount equal to $0.001.

“Series A Preferred Director” has the meaning set forth in Section 4(b).

“Series A Preferred Stock” has the meaning set forth in Section 2(a).

“Series A Preferred Stock Register” has the meaning set forth in Section 2(b).

“Share Delivery Date” shall have the meaning set forth in Section 7(d)(ii).

“Stated Value” shall mean $1,000.

“Stock Event” means any stock split, stock combination, reclassification, stock dividend, recapitalization or other similar transaction of such character that shares of Common Stock shall be changed into or become exchangeable for a larger or small number of shares.

“Taxes” means all taxes, charges, fees, levies or other like assessments, including United States federal, state, local, foreign and other net income, gross income, gross receipts, social security, estimated, sales, use, ad valorem, franchise, profits, net worth, alternative or add-on minimum, capital gains, license, withholding, payroll, employment, unemployment, social security, excise, property, transfer taxes and any and all other taxes, assessments, fees or other governmental charges, whether computed on a separate, consolidated, unitary, combined or any other basis together with any interest and any penalties, additions to tax, estimated taxes or additional amounts with respect thereto, and including any liability for taxes as a result of being a member of a consolidated, combined, unitary or affiliated group or any other obligation to indemnify or otherwise succeed to the tax liability of any other Person.

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“Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on the Principal Market for less than 4.5 hours.

“Transfer Agent” shall have the meaning set forth in Section 7(d)(ii).

“Volume Weighted Average Price” means, for any security as of any date, the U.S. dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m., New York City time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg Markets (or any successor thereto) “Bloomberg”) through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City time (or such other time as such over-the-counter market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group, Inc. (or any successor thereto). If the Volume Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Volume Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the Holders of a majority of the outstanding shares of Series A Preferred Stock as to which the determination is being made. If the Principal Market is located in a country other than the United States, the Volume Weighted Average Price shall be calculated in U.S. dollars using the spot rate for the purchase of the applicable foreign currency at the close of business on the immediately preceding Business Day in New York, New York published in the Wall Street Journal. All such determinations shall be appropriately adjusted for any Stock Event during any period during which the Volume Weighted Average Price is being determined. Volume Weighted Average Price will be determined without regard to after-hours trading or any other trading outside of the regular trading hours.

“Unrestricted Conditions” shall have the meaning set forth in Section 7(d)(iv).

Section 2.                Designation, Amount and Par Value; Assignment.

(a)                The series of preferred stock designated by this Certificate shall be designated as the Corporation’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and the number of shares so designated shall be 22,000 (which shall not be subject to increase without the written consent of the Requisite Holders ) and shall be designated from the 10,000,000 shares of Preferred Stock authorized to be issued by the Certificate of Incorporation. Each share of Series A Preferred Stock shall have a par value of $0.001 per share.

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(b)               The Corporation shall register, or cause to be registered, shares of the Series A Preferred Stock, upon records to be maintained by the Corporation (or the Corporation’s designated transfer agent for the Series A Preferred Stock) for that purpose (the “Series A Preferred Stock Register”), in the respective names of the Holders thereof from time to time. The Corporation may deem and treat the registered Holder of shares of Series A Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall register, or cause to be registered, the transfer of any shares of Series A Preferred Stock in the Series A Preferred Stock Register, upon surrender of the certificates evidencing such shares to be transferred, duly endorsed by the Holder thereof (or accompanied by stock powers or other instruments of transfer duly completed and executed by the Holder thereof), to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series A Preferred Stock so transferred shall be issued to the transferee or transferees and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within three Business Days. The shares of Series A Preferred Stock and the rights evidenced hereby and thereby shall inure to the benefit of and be binding upon the successors and assigns of the Holder. The provisions of this Certificate are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

(c)                Neither the shares of Series A Preferred Stock nor the Conversion Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws, including Section 4(a)(7) of the Securities Act, Rule 144 or a so-called “4[(a)](1) and a half” transaction. For avoidance of doubt, in the event a holder notifies the Corporation that such sale or transfer is pursuant to an exemption to the registration requirements of the Securities Act other than pursuant to Rule 144, the parties agree that a legal opinion from outside counsel for such holder delivered to counsel for the Corporation substantially in the form attached hereto as Exhibit A shall be the only requirement that such holder needs to satisfy to establish the availability of such an exemption from registration under the Securities Act to effectuate such transaction. Additionally, notwithstanding anything to the contrary contained herein, no shares of Series A Preferred Stock may be sold, transferred or assigned if a Conversion Notice has been delivered to the Corporation with respect to such shares and such Conversion Notice has not been voided or withdrawn by the applicable Holder.

Section 3.                Dividends. If the Corporation shall declare or make any dividend or other distribution of assets (or rights to acquire assets) to holders of Common Stock by way of return of capital or otherwise (including any dividend or other distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”) at any time after the Effective Date, then, in each such case, each Holder of Series A Preferred Stock on the applicable record date with respect to such Distribution (or, if there is no record date for such Distribution, each Holder of Series A Preferred Stock immediately prior to the effective date of such Distribution) shall be entitled to receive such Distribution, and the Corporation shall make such Distribution to such Holder, exactly as if such Holder had converted such Holder’s shares of Series A Preferred Stock in full (and, as a result, had held all of the Conversion Shares that such Holder would have received upon such conversion, without regard to any limitations or restrictions on conversion) immediately prior to the record date for such Distribution, or if there is no record date therefor, immediately prior to the effective date of such Distribution (but without the Holder’s actually having to so convert such Holder’s shares of Series A Preferred Stock). For the avoidance of doubt, payments under the preceding sentence shall be made concurrently with the Distribution to the holders of Common Stock.

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Section 4.                Voting Rights; Board of Directors.

(a)                Except as otherwise provided herein (including with respect to the matters set forth in Section 5 hereof) or as otherwise required by the DGCL, the Series A Preferred Stock shall have no voting rights. The Corporation shall not, however, as long as any shares of Series A Preferred Stock are outstanding, either directly or indirectly (whether by amendment, corporate action, by contract, by merger or otherwise), without the written consent of the Requisite Holders, and any such act or transaction entered into without such consent shall be null and void ab initio, and of no force or effect: (i) alter or amend this Certificate or adversely alter or change, directly or indirectly, the powers, preferences or rights given to the Series A Preferred Stock in this Certificate, (ii) enter into, or become party or subject to, any agreement that would adversely affect the rights or powers of, or any restrictions provided for the benefit of, the Series A Preferred Stock in this Certificate (for clarity, it being understood and agreed that nothing contained herein shall restrict the Corporation’s entry into any loan agreement, credit facility, instrument of indebtedness or similar agreement, whether before or after the Preference Termination Date, that does not adversely affect the rights or powers of, or any restrictions provided for the benefit of, the Series A Preferred Stock in this Certificate), (iii) amend, modify or repeal any provision of the Certificate of Incorporation of the Corporation or the Bylaws in a manner that would adversely affect or otherwise impair the rights or priority of the Holders pursuant to this Certificate relative to the holders of Common Stock or the holders of any other class of capital stock of the Corporation, (iv) increase the number of authorized shares of Series A Preferred Stock, (v) declare, pay or set aside any dividends, whether in cash or property, or make any other distribution, in which the Holders do not receive, concurrently with such dividend or distribution, the dividends or distributions to which the Holders are entitled pursuant to Section 3, (vi) consummate or consent to any Fundamental Transaction if such Fundamental Transaction will not be effected in compliance with Section 8(b); or (vii) enter into any agreement with respect to any of the foregoing. In respect of all matters for which the Holders have the right to vote, each share of Series A Preferred Stock shall be entitled to one vote on such matters.

(b)               Prior to the Preference Termination Date, the Holders of Series A Preferred Stock, voting as a separate class, shall, by the written consent of the Holders of a majority of the outstanding shares of Series A Preferred Stock, be entitled to elect one (1) member of the Board of Directors (the person so elected, the “Series A Preferred Director”). The Series A Preferred Director’s initial term of office shall expire as of the first annual meeting of the Corporation’s stockholders following the Effective Date. The Series A Preferred Director shall hold office until the following year’s annual meeting of the Corporation’s stockholders and until his or her successor is duly elected or qualified by the written consent of the Holders of a majority of the outstanding shares of Series A Preferred Stock or until his or her earlier death, incapacity, resignation or removal. Such Series A Preferred Director may be removed from office, with or without cause, upon the written consent of the Holders of a majority of the outstanding shares of Series A Preferred Stock, and the Holders of a majority of the outstanding shares of Series A Preferred Stock shall have the power to fill, by written consent, any vacancy caused by the resignation, death or removal of such Series A Preferred Director. For purposes of clarity, the Series A Preferred Director shall not be classified with the remaining members of the Board of Directors. Each Holder shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws.

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(c)                The Series A Preferred Director shall be entitled to the same compensation, the same indemnification and the same director and officer insurance in connection with such Series A Preferred Director’s service as a director as all other non-employee members of the Board of Directors, and the Series A Preferred Director shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any committees thereof, to the same extent as all other non-employee members of the Board of Directors. In addition, the Series A Preferred Director shall be entitled to the same information regarding the Corporation and its subsidiaries in connection with the Series A Preferred Director’s service as a director as all other members of the Board of Directors. The Corporation agrees that any indemnification arrangements described in this Section 4(c) will be the primary source of indemnification and advancement of expenses in connection with the matters covered thereby.

Section 5.                Protective Provisions Prior to Preference Termination Date. Prior to the Preference Termination Date, the Corporation shall not, either directly or indirectly (whether by amendment, corporate action, by contract, by merger or otherwise), without the written consent of the Requisite Holders, and any such act or transaction entered into without such consent shall be null and void ab initio, and of no force or effect:

(a)                (i) create, authorize or designate (by reclassification, merger or otherwise), issue or obligate itself to issue, any Senior Securities or Parity Securities (including any security convertible into or exchangeable for any Senior Securities or Parity Securities) or (ii) enter into any agreement with respect to the foregoing; or

(b)               declare, pay or set aside any dividends, whether in cash or property, or make any other distribution, in respect of, or redeem any, Junior Securities.

Section 6.                Rank; Liquidation.

(a)                The Series A Preferred Stock shall rank (i) senior to all of the Common Stock; (ii) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series A Preferred Stock (“Junior Securities”); (iii) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series A Preferred Stock (“Parity Securities”); and (iv) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to any Series A Preferred Stock (“Senior Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

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(b)               Subject to any superior liquidation rights of the holders of any Senior Securities of the Corporation, upon the liquidation, dissolution or winding up of the Corporation (other than in connection with a Fundamental Transaction), whether voluntary or involuntary, each Holder shall be entitled to receive for each share of Series A Preferred Stock, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and Junior Securities and pari passu with any distribution to the holders of Parity Securities, an amount equal to the Series A Liquidation Preference, plus an amount equal to any dividends declared but unpaid thereon, before any payments shall be made or any assets distributed to holders of any class of Common Stock or Junior Securities, and thereafter, the Holders of the shares of Series A Preferred Stock shall share ratably in any distributions and payments of any remaining assets of the Corporation, on an as converted basis (without giving effect to any limitations on conversion set forth in this Certificate), with the holders of Common Stock and with the holders of shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets of the Corporation on an as converted to Common Stock basis.

Section 7.                Conversion.

(a)                Conversion Right. Each Holder shall have the right, at such Holder’s option, to convert the shares of Series A Preferred Stock held by such Holder into shares of Common Stock on any date (such date, the “Conversion Date”) subject to and upon the terms, conditions and limitations set forth in this Section 7.

(b)               Conversion at Option of the Holder. Each Holder shall be entitled to convert some or all of its shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock (“Conversion Shares”) subject to, and in accordance with, this Section 7 at the Conversion Rate. The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share, then the Corporation shall round such fraction of a share up or down to the nearest whole share (with 0.5 rounded up). Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(c)                Conversion Rate. The number of Conversion Shares issuable upon conversion of each share of Series A Preferred Stock being converted pursuant to this Section 7 shall be determined according to the following formula (the “Conversion Rate”):

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Stated Value
Conversion Price

(d)               Mechanics of Conversion. The conversion of Series A Preferred Stock shall be conducted in the following manner:

(i)                 Holder’s Delivery Requirements. To convert shares of Series A Preferred Stock into Conversion Shares pursuant to this Section 7 on any date, a Holder seeking to effect such conversion (a “Converting Holder”) shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 5:00 p.m. New York City time on such date, a copy of an executed conversion notice in the form attached hereto as Annex A (the “Conversion Notice”) to the Corporation (Attention: President and CEO, Email: SeriesA@Proteontx.com), which Conversion Notice may specify that such conversion is conditioned upon consummation of a Fundamental Transaction or any other transaction (such Fundamental Transaction or other transaction, a “Conversion Triggering Transaction”), and (B) if required pursuant to clause (iii) below, surrender to a common carrier for delivery to the Corporation, no later than three (3) Business Days after the Conversion Date, the original stock certificates representing the shares of Series A Preferred Stock being converted (or an indemnification undertaking in customary form with respect to such shares in the case of the loss, theft or destruction of any stock certificate representing such shares) (or, if the conversion is conditioned upon the consummation of a Conversion Triggering Transaction, on the date of (and immediately prior to) the consummation of such Conversion Triggering Transaction). For purposes of determining the maximum number of Conversion Shares that the Corporation may issue to a Holder pursuant to this Section 7 upon conversion of shares of Series A Preferred Stock on a particular Conversion Date, such Holder’s delivery of a Conversion Notice with respect to such conversion shall constitute a representation by such Holder (on which the Corporation shall rely) that, upon the issuance of the Conversion Shares to be issued to it on such Conversion Date, the shares of Common Stock beneficially owned by such Holder and its Attribution Parties (including shares held by any “group” of which such Holder is a member) will not exceed the 9.985% Cap, as determined in accordance with Section 7(g).

(ii)               Corporation’s Response. Upon receipt or deemed receipt by the Corporation of a copy of a Conversion Notice, the Corporation (A) shall as promptly as possible send, via email, a confirmation of receipt of such Conversion Notice to the Converting Holder and the Corporation’s designated transfer agent (the “Transfer Agent”), which confirmation (i) shall be sent to the Converting Holder at the email address specified by the Converting Holder pursuant to such Conversion Notice and to the Transfer Agent at the email address previously specified by the Transfer Agent for this purpose and (ii) shall include an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein, and (B) on or before the third (3rd) Business Day following the date of receipt or deemed receipt by the Corporation of such Conversion Notice (or, if earlier, the end of the standard settlement period for U.S. broker-dealer securities transactions, or, if the conversion is conditioned upon the consummation of a Conversion Triggering Transaction, immediately prior to the consummation of such Conversion Triggering Transaction) (the “Share Delivery Date”), (x) credit, or cause to be credited, such aggregate number of Conversion Shares to which the Converting Holder shall be entitled to the Converting Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian (“DWAC”) system, or (y) if none of the Unrestricted Conditions is then satisfied, deliver, or cause to be delivered, a stock certificate to the address designated by the Converting Holder, in each case, for the number of Conversion Shares to which the Converting Holder shall be entitled. If the number of shares of Series A Preferred Stock represented by any stock certificate surrendered by the Converting Holder is greater than the number of shares of Series A Preferred Stock being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) Business Days after receipt of such stock certificates and at its own expense, issue and deliver to the Converting Holder a new certificate representing shares of the Series A Preferred Stock not so converted.

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(iii)             Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of shares of Series A Preferred Stock in accordance with the terms hereof, no Holder shall be required to physically surrender the certificate representing the shares of Series A Preferred Stock, if any, to the Corporation unless the full number of shares of Series A Preferred Stock represented by the certificate are being converted. Each Holder and the Corporation shall maintain records showing the number of shares of Series A Preferred Stock so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of the certificate representing the shares of Series A Preferred Stock, if any, upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if shares of Series A Preferred Stock represented by a certificate are converted as aforesaid, such Holder may not transfer the certificate representing the shares of Series A Preferred Stock unless such Holder first physically surrenders the certificate representing the shares of Series A Preferred Stock to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such Holder a new certificate of like tenor, registered as such Holder may request, representing in the aggregate the remaining number of shares of Series A Preferred Stock represented by such certificate. Each Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock represented by any such certificate may be less than the number of shares of Series A Preferred Stock stated of the face thereof.

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(iv)             Restrictive Legends. Until such time as shares of Series A Preferred Stock or Conversion Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, such Securities may bear the Securities Act Legend (as defined in Securities Purchase Agreement). The certificates (or electronic book entries, if applicable) evidencing any Securities shall not contain or be subject to any legend restricting the transfer thereof (including the Securities Act Legend) or be subject to any stop-transfer instructions: (A) while a registration statement (including a Registration Statement (as such term is defined in the Registration Rights Agreement)) covering the sale or resale of such Security is effective under the Securities Act, (B) if the holder of Securities provides the Corporation customary seller and, as applicable, broker paperwork or other reasonable assurances to the effect that such Securities have been or are being sold pursuant to Rule 144, (C) if such Securities are eligible for sale under Rule 144(b)(1) and the Holder thereof is not, and has not been during the preceding three months, an Affiliate of the Corporation (subject to the Holder’s delivery to the Corporation of a customary non-affiliate representation letter), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (collectively, the “Unrestricted Conditions”). Promptly following the Registration Statement Effective Date or such other time as any of the Unrestricted Conditions have been satisfied, the Corporation shall cause its counsel to issue a legal opinion or other instruction to the Transfer Agent (if required by the Transfer Agent) to effect the issuance of the applicable shares of Series A Preferred Stock or Conversion Shares without a restrictive legend or, in the case of shares of Series A Preferred Stock or Conversion Shares that have previously been issued, the removal of the legend thereunder. If any of the Unrestricted Conditions are met with respect to any shares of Series A Preferred Stock or Conversion Shares at the time of issuance of such Security, then such Security shall be issued free of all legends.  The Corporation agrees that, following the Registration Statement Effective Date in the case of Conversion Shares, or at such time as any of the other Unrestricted Conditions are met or such legend is otherwise no longer required under this Section 7(d)(iv), it will, no later than three (3) Trading Days (or if earlier, the number of Trading Days comprising the standard settlement period for U.S. broker-dealer securities transactions) following the delivery by the holder thereof to the Corporation or the Transfer Agent of any certificate representing shares of Series A Preferred Stock or Conversion Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to such holder a certificate (or electronic transfer) representing such Securities that is free from all restrictive and other legends.  For purposes hereof, “Registration Statement Effective Date” shall mean the date that the first Registration Statement that the Corporation is required to file pursuant to the Registration Rights Agreement has been declared effective by the Commission. Notwithstanding the foregoing, the certificates (or electronic book entries, if applicable) evidencing any Series A Preferred Stock shall at all times (whether before or after that satisfaction of any Unrestricted Condition or the Registration Statement Effective Date) bear a legend indicating that no shares of Series A Preferred Stock may be sold, transferred or assigned if a Conversion Notice has been delivered to the Corporation with respect to such shares and such Conversion Notice has not been voided or withdrawn.

(e)                Record Holder. The Person or Persons entitled to receive the Conversion Shares issuable upon a conversion of Series A Preferred Stock shall be treated for all purposes as the legal and record holder or holders of such Conversion Shares upon delivery by a Converting Holder of the Conversion Notice.

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(f)                Corporation’s Failure to Timely Convert.

(i)                 Cash Damages. If by the Share Delivery Date, the Corporation shall fail to issue and deliver a certificate to a Converting Holder for, or credit such Converting Holder’s or its designee’s balance account with DTC with, the number of Conversion Shares to which such Converting Holder is entitled pursuant to this Section 7 (provided any Unrestricted Condition is satisfied, free of any restrictive legend), then, such Converting Holder shall reasonably promptly provide written notice to the Corporation that such Converting Holder was not issued the number of Conversion Shares to which such Converting Holder is entitled pursuant to this Section 7, and, in addition to all other available remedies that such Converting Holder may pursue hereunder, the Corporation shall pay additional damages to such Converting Holder for each day after the date such written notice is delivered that such conversion is not timely effected in an amount equal to one percent (1%) of the product of (I) the number of Conversion Shares not issued to the Converting Holder or its designee on or prior to the Share Delivery Date and to which the Series A Holder is entitled and (II) the Volume Weighted Average Price of the Common Stock on the Share Delivery Date. Alternatively, in lieu of the foregoing damages, if applicable, at the written election of the applicable Converting Holder made in such Converting Holder’s sole discretion, if, on or after the applicable Share Delivery Date, such Converting Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Converting Holder of Conversion Shares that such Converting Holder anticipated receiving from the Corporation (such purchased shares, “Buy-In Shares”), the Corporation shall be obligated to promptly pay to such Series A Holder (in addition to all other available remedies that the Series A Holder may otherwise have), 105% of the amount by which (A) such Converting Holder’s total purchase price (including brokerage commissions, if any) for such Buy-In Shares exceeds (B) the net proceeds received by such Converting Holder from the sale of the number of shares equal to up to the number of Conversion Shares such Converting Holder was entitled to receive but had not received on the Share Delivery Date. If the Corporation fails to pay the additional damages set forth in this Section 7(f)(i) within five (5) Business Days of the date incurred, then the Converting Holder entitled to such payments shall have the right at any time, so long as the Corporation continues to fail to make such payments, to require the Corporation, upon written notice, to immediately issue, in lieu of such cash damages, the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price.

(ii)               Void Conversion Notice. If for any reason a Converting Holder has not received all of the Conversion Shares prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of Series A Preferred Stock, then such Converting Holder, upon written notice to the Corporation, may void its conversion with respect to, and retain or have returned, as the case may be, any shares of Series A Preferred Stock that have not been converted pursuant to such Converting Holder’s Conversion Notice; provided, that the voiding of such Converting Holder’s Conversion Notice shall not affect the Corporation’s obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 7(f)(i) or otherwise.

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(iii)             Obligation Absolute. Subject to Section 7(g) and Section 7(h) hereof and subject to a Holder’s right to void a conversion pursuant to Section 7(f)(ii) above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 7(g) and Section 7(h) hereof and subject to a Holder’s right to void a conversion pursuant to Section 7(f)(ii) above, in the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 125% of the value of the Conversion Shares into which would be converted the Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment.

(g)               Limitations on Share Issuances. Notwithstanding anything herein to the contrary, the Corporation shall not issue to any Holder, and no Holder may acquire, a number of shares of Common Stock hereunder (pursuant to this Section 7(g) or otherwise) to the extent that, upon such issuance, the aggregate number of shares of Common Stock then beneficially owned by such Holder together with any Attribution Parties (including shares held by any “group” of which such Holder is a member) would exceed 9.985% of the total number of shares of Common Stock then issued and outstanding (the “9.985% Cap”). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock held by the Holder and all of its Attribution Parties plus the number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted portion of the shares of Series A Preferred Stock beneficially owned by such Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Holder or any of its Attribution Parties subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 7(g). For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by each Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.

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For purposes of the 9.985% Cap, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares as reflected in (1) the Corporation’s most recent quarterly report on Form 10-Q or annual report on Form 10-K, as the case may be, (2) a more recent public announcement by the Corporation or (3) any other notice by the Corporation or the transfer agent for the Common Stock setting forth the number of shares outstanding. Upon written request of any Holder at any time, the Corporation shall, within one (1) Business Day, confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation by such Holder and its Attribution Parties since the date as of which the number of outstanding shares of Common Stock was reported.

In the event that the issuance of shares of Common Stock to any Holder upon the conversion of any of such Holder’s shares of Series A Preferred Stock results in such Holder and its Attribution Parties being deemed to beneficially own, in the aggregate, a number of shares of Common Stock that exceeds the 9.985% Cap, the issuance of that number of shares so issued in excess of the 9.985% Cap (the “Excess Shares”), and the conversion of shares of Series A Preferred Stock resulting in such issuance, shall be deemed null and void and shall be cancelled ab initio, such Holder shall not have the power to vote or to transfer the Excess Shares, and the shares of Series A Preferred Stock as to which the conversion was voided shall remain outstanding and continue to be held by such Holder. As soon as reasonably practicable after such issuance and conversion have been deemed null and void, the Corporation shall return to such Holder certificates representing the number of shares of Series A Preferred Stock corresponding to the voided issuance and conversion (to the extent such shares of Series A Preferred Stock were surrendered to the Corporation).

For purposes of clarity, the shares of Common Stock underlying any Holder’s shares of Series A Preferred Stock in excess of the 9.985% Cap shall not be deemed to be beneficially owned by such Holder for any purpose, including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this Section 7(g) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 7(g) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 7(g) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this Section 7(g) may not be waived and shall apply to any successor Holder of shares of Series A Preferred Stock.

(h)               HSR Act. If any Holder determines that, in connection with a conversion of the shares of Series A Preferred Stock pursuant to this Section 7, such Holder is required to file Premerger Notification Reporting with a Governmental Authority (as such term is defined in the Securities Purchase Agreement) under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the related rules and regulations promulgated thereunder (the “HSR Act”), the Corporation agrees to (i) cooperate with such Holder in order for such Holder to prepare and make such submission and any responses to inquiries of the applicable Governmental Authority; (ii) prepare and make any submission required to be filed by the Corporation under the HSR Act in connection with such Holder’s submission and respond to inquiries of the applicable Governmental Authority; and (iii) reimburse such Holder for the cost of the required filing fee for such Holder’s submission under the HSR Act. In any such case, the Corporation shall have no obligation to issue or deliver such Conversion Shares until the applicable waiting period under the HSR Act with respect to such issuance has expired.

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(i)                 Taxes. The Corporation shall be responsible for any liability with respect to any transfer, stamp, documentary, intangible, recording or similar non-income Taxes that may be payable in connection with the execution, delivery and performance of this Certificate, including any such Taxes with respect to the issuance or transfer of shares of Series A Preferred Stock or the Conversion Shares. Notwithstanding any provision herein to the contrary, the Corporation shall (A) be entitled to deduct and withhold from any payments (which shall include, for purposes of this Section 7(i), Conversion Shares issued upon conversion of Series A Preferred Stock to the extent attributable to declared but unpaid dividends, if any) made to a holder of any Securities, such amounts that the Corporation may be required to withhold under applicable U.S. federal withholding Tax requirements (including without limitation under Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended) and (B) not be responsible for or liable for any Taxes imposed on, or measured by, net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,  imposed as a result of a payee (or  beneficial owner of a payment) being organized under the laws of, or having its principal office in, the jurisdiction imposing such Tax (or any political subdivision thereof). The Corporation shall provide the applicable payee with five (5) Business Days’ advance notice of any such required withholding and shall reasonably cooperate with such holder to mitigate or reduce such withholding.  Any amounts withheld pursuant to clause (A) above shall be treated for purposes hereof as if paid to the relevant payee.

Section 8.                Certain Adjustments; Calculations; Notices.

(a)                Stock Dividends and Stock Splits. If the Corporation shall at any time effect a Stock Event, then, upon the effective date of such Stock Event, the Conversion Price shall be, in the case of an increase in the number of shares of Common Stock, proportionally decreased and, in the case of a decrease in the number of shares of Common Stock, proportionally increased. The Corporation shall give each Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 8(a).

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(b)               Fundamental Transaction.

(i)                 The term “Fundamental Transaction” shall mean the occurrence of any of the following at any time while any shares of Series A Preferred Stock are outstanding: (A) the Corporation, directly or indirectly, in one or more related transactions, effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation, directly or indirectly, in one transaction or a series of related transactions, effects any sale of all or substantially all of its assets (including, for the avoidance of doubt, all or substantially all of the assets of the Corporation and its subsidiaries in the aggregate), and distributes the proceeds therefrom to the holders of capital stock of the Corporation, (C) any tender offer or exchange offer (whether by the Corporation or another Person) approved by the Board of Directors is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash and/or other property or (D) the Corporation, directly or indirectly, in one transaction or a series of related transactions, effects any reclassification of the Common Stock or any compulsory share exchange (other than as a result of a Stock Event covered by Section 8(a) above) pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash and/or other property. Upon or following the occurrence of any Fundamental Transaction, each share of Series A Preferred Stock outstanding shall thereafter be convertible (or, to the extent a Conversion Notice contingent upon consummation of such Fundamental Transaction has been previously delivered (and has not been voided or otherwise withdrawn) with respect to such share, shall automatically convert) into the kind and amount of securities, cash and/or other property which a Holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such Fundamental Transaction would have been entitled to receive pursuant to such Fundamental Transaction (without regard to any limitation on the conversion of Series A Preferred Stock (including the 9.985% Cap)); provided, that, if such Fundamental Transaction occurs prior to the Preference Termination Date, then, if the value of the aggregate of such securities, cash and/or other property to which the Holder of one share of Series A Preferred Stock would be entitled upon conversion thereof would be less than the Stated Value, then each outstanding share of Series A Preferred Stock shall instead thereafter be convertible (or, to the extent a Conversion Notice contingent upon consummation of such Fundamental Transaction has been previously delivered (and has not been voided or otherwise withdrawn) with respect to such share, shall automatically convert) into such kind of securities, cash and/or other property (in the same proportions as would be applicable but for this proviso) with an aggregate value equal to the Stated Value. The Corporation shall make an appropriate adjustment to the Conversion Price following a Fundamental Transaction based on a determination in accordance with Section 8(b)(ii) of the amount and relative value of the securities, cash and/or other property issuable in respect of one share of Common Stock in such Fundamental Transaction. If holders of Common Stock are given any choice as to the securities, cash and/or other property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the securities, cash and/or other property it receives upon any conversion of the Series A Preferred Stock following such Fundamental Transaction. The Corporation shall cause any successor entity (as well as its parent) in a Fundamental Transaction in which the Corporation is not the survivor to assume in writing all of the obligations of the Corporation under this Certificate in accordance with the provisions of this Section 8(b) pursuant to written agreements in form and substance approved by the Requisite Holders prior to such Fundamental Transaction.

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(ii)               For purposes of determining the value of any securities and/or other property to which a holder of shares of Common Stock would be entitled pursuant to a Fundamental Transaction: (A) the value of any such security that is traded on a National Exchange at the effective time of the Fundamental Transaction shall be equal to the Volume Weighted Average Price per share of such securities for the five (5) Trading Days immediately prior to such effective time; and (B) the value of any other property (including a security that is not traded on a National Exchange at the effective time of the Fundamental Transaction) shall be equal to the fair market value thereof as determined by the mutual agreement of the Corporation and the Requisite Holders.

(c)                Certain Events. If any event occurs of the type contemplated by the provisions of Section 8(a) or Section 8(b) but not expressly provided for by such provisions, then the Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 8.

(d)               Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(e)                Adjustment Notices.

(i)                 Promptly following, but in no event later than one (1) Business Day after, any adjustment of the Conversion Price pursuant to Section 8(a), the Corporation will give written notice thereof to each Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

(ii)               The Corporation will give written notice to each Holder at least ten (10) days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Transaction or winding-up, dissolution or liquidation of the Corporation; provided, however, that in no event shall such notice be provided to any Holder prior to such information being made known to the public.

(iii)             The Corporation will give written notice to each Holder at least ten (10) days prior to the date on which any Fundamental Transaction, dissolution or liquidation will take place, and in no event shall such notice be provided to any Holder prior to such information being made known to the public.

Section 9.                Dispute Resolution. In the case of a dispute between the Corporation and any Holder (i) as to the value of any asset or other property pursuant to Section 6, in connection with any liquidation, dissolution or winding up of the Corporation, or Section 8(b), in connection with any Fundamental Transaction, or (ii) as to the determination of any adjustment to the Conversion Price following a Fundamental Transaction pursuant to Section 8(b), the Corporation shall promptly (and in any event within two (2) Business Days of notice of any such dispute from such Holder) submit via facsimile the disputed value of such asset or other property, or the disputed determination of such adjustment to the Conversion Price, as applicable, to an independent, reputable investment banking firm agreed to by the Corporation and the Requisite Holders. The Corporation shall direct the investment bank to determine the value of such asset or other property, or the adjustment to the Conversion Price, as applicable, and notify the Corporation and such Holder of the results no later than two (2) Business Days from the time the investment bank receives the disputed value or disputed determination, as applicable. Such investment bank’s determination of the value of any such asset or other property, or of the adjustment to the Conversion Price, as applicable, shall be binding upon all parties absent manifest error.

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Section 10.            Reservation of Shares. The Corporation shall, so long as any of the shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of shares of Common Stock as shall, from time to time, be sufficient to effect the conversion of all of the shares of Series A Preferred Stock then outstanding (without regard to any limitations on conversions (including the 9.985% Cap)). The number of shares of Common Stock reserved for conversions of the shares of Series A Preferred Stock shall be allocated pro rata among the Holders based on the number of shares of Series A Preferred Stock held by each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder’s shares of Series A Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any Person which does not hold any shares of Series A Preferred Stock shall be allocated to the remaining Holders, pro rata based on the number of shares of Series A Preferred Stock then held by each such Holder.

Section 11.            Miscellaneous.

(a)                Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by electronic mail to SeriesA@Proteontx.com, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at its principal place of business, to the attention of the President and Chief Executive Officer of the Corporation, with a copy to the Legal Department, or such other electronic mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11(a). Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by confirmed electronic mail or facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the electronic mail address, facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder. Except as otherwise expressly provided herein, any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time and date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address specified in this Section 11(a) prior to 4:00 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 11(a) between 4:00 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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(b)               Absolute Obligation. Except as expressly provided herein, no provision of this Certificate shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages on the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

(c)                Lost or Mutilated Series A Preferred Stock Certificate. If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

(d)               Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate shall be cumulative and in addition to all other remedies available under this Certificate, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly described herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holders by vitiating the intent and purpose of the transactions contemplated by this Certificate and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach by the Corporation of the provisions of this Certificate, the Holders shall be entitled, in addition to all other available remedies, to an injunctive order and/or injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

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(e)                Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate. Any waiver by the Corporation or a Holder must be in writing.

(f)                Severability. If any provision of this Certificate is invalid, illegal or unenforceable, the balance of this Certificate shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. Notwithstanding any provision in this Certificate to the contrary, any provision contained herein (other than Section 7(c) which cannot be waived by the Holders) and any right of the Holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the Holders thereof) upon the written consent of the Requisite Holders, unless a higher percentage is required by the DGCL, in which case the written consent of the holders of not less than such higher percentage shall be required.

(g)               Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h)               Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate and shall not be deemed to limit or affect any of the provisions hereof.

(i)                 Status of Converted Series A Preferred Stock. If any shares of Series A Preferred Stock shall be converted or reacquired by the Corporation, such shares of Series A Preferred Stock shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Preferred Stock.

(j)                 Benefit of Holders. The provisions of this Certificate are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

*********************

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Resolved, Further, that the Chairperson, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

In Witness Whereof, the undersigned has executed this Certificate of Designation this ____ day of _____________, 2017.

Name:
Title:

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Annex A

Conversion Notice

(To be executed by the Registered Holder in order to convert shares of Series A Preferred Stock)

Reference is made to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.001 per share and with a stated value of $1,000 per share (the “Series A Preferred Stock”), of Proteon Therapeutics, Inc., a Delaware corporation (the “Corporation”), indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Corporation, by tendering the stock certificate(s) representing the shares of Series A Preferred Stock specified below as of the date specified below..

Date of Conversion:

Number of shares of Series A Preferred Stock to be converted:

Stock certificate no(s). of shares of Series A Preferred Stock to be converted:

This Conversion is conditioned upon the consummation of the following Conversion Triggering Transaction:	[1]

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock in accordance with the terms of the Certificate of Designation as follows:

☐  Deposit/Withdrawal At Custodian (“DWAC”) system; or

☐  Physical Certificate

Issue to:

Address (for delivery of physical certificate):

E-mail:

DTC Participant Number and Name (if through DWAC):

________________________

1 No such condition applies if left blank.

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Account Number (if through DWAC): ___________________________________

33

Acknowledgment

The Corporation hereby acknowledges this Conversion Notice and hereby directs _____________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________ ___, 20___ from the Corporation and acknowledged and agreed to by _____________________.

Proteon Therapeutics, Inc.

By:
Name:
Title:

EXHIBIT A

FORM OF OPINION

______, 20__

[___________]

Re: [ ] (the “Company”)

Dear [______]:

[___________] (“[__________]”) intends to transfer _______ [shares of Series A Convertible Preferred Stock] [Conversion Shares] (the “Securities”) of the Company to __________ (“________”) without registration under the Securities Act of 1933, as amended (the “Securities Act”). In connection therewith, we have examined and relied upon the truth of representations contained in an Investor Representation Letter attached hereto and have examined such other documents and issues of law as we have deemed relevant.

Based on and subject to the foregoing, we are of the opinion that the transfer of the Securities by _______ to ______ may be effected without registration under the Securities Act, provided, however, that the Securities to be transferred to _______ contain a legend restricting its transferability pursuant to the Securities Act and that transfer of the Securities is subject to a stop order.

The foregoing opinion is furnished only to ____________ and may not be used, circulated, quoted or otherwise referred to or relied upon by you for any purposes other than the purpose for which furnished or by any other person for any purpose, without our prior written consent.

Very truly yours,

EXHIBIT B

VOTING AGREEMENT

(see attached)

VOTING AGREEMENT

THIS VOTING AGREEMENT is made as of June 22, 2017 (the “Agreement”), by and among Proteon Therapeutics, Inc., a Delaware corporation (the “Company”), and _____ (the “Stockholder”). Capitalized terms used in this Agreement without definition shall have the respective meanings ascribed to such terms in the Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into (a) a Securities Purchase Agreement, dated as of the date hereof (as such agreement may hereafter be amended from time to time, the “Purchase Agreement”), with certain investors (the “Buyers”) that provides for, upon the terms and subject to the conditions set forth therein, the sale by the Company to the Buyers of shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 (the “Preferred Stock”), and (b) Voting Agreements, dated as of the date hereof (together with this Agreement, each a “Voting Agreement” and, collectively, the “Voting Agreements”), with certain of the Company’s other stockholders, which Voting Agreements contain substantially the same terms as those contained herein; and

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to call a meeting of its stockholders for the purpose of seeking approval of the Company’s stockholders for (a) the sale and issuance by the Company of an aggregate of 22,000 shares of Preferred Stock (the “Preferred Shares”) to the Buyers pursuant to, and in accordance with, the terms of the Purchase Agreement and (b) the issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon conversion of such Preferred Stock in accordance with the terms of the Certificate of Designation, which approval is required to satisfy the applicable requirements of The NASDAQ Stock Market (the “Proposal”);

WHEREAS, as of the date hereof, the Stockholder beneficially owns the number of shares of Common Stock set forth opposite the Stockholder’s name on Schedule I hereto (all such shares so beneficially owned and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise, being referred to herein as the “Shares”); and

WHEREAS, in order to induce the Company and the Buyers to enter into the Purchase Agreement, the Stockholder is willing to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Stockholder hereby agree as follows:

ARTICLE I.

TRANSFER AND VOTING OF SHARES; AND

OTHER COVENANTS OF THE STOCKHOLDER

SECTION 1.1. Voting of Shares. From the date hereof until termination of this Agreement pursuant to Section 3.1 hereof (the “Term”), at any meeting of the stockholders of the Company, however called and at any adjournment or postponement thereof, and in any action by written consent of the stockholders of the Company, in either case at or pursuant to which the Proposal is to be considered and voted on by the stockholders of the Company, the Stockholder shall (a) appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and (b) vote (or cause to be voted) the Shares (i) in favor of the Proposal and such other matters as may be necessary or advisable to consummate the transactions contemplated by the Purchase Agreement (the “Transactions”) and (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposal or the Transactions, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transactions. If the Stockholder is the beneficial owner, but not the record holder, of any of the Shares, the Stockholder agrees to cause the record holder and any nominees to vote all of such Shares in accordance with this Section 1.1, including by executing such documentation as shall be requested by the record holder or any such nominee for purposes of giving voting instructions thereto.

SECTION 1.2. Grant of Irrevocable Proxy.

(a)                The Stockholder hereby irrevocably and unconditionally (to the fullest extent permitted by law) grants to, and appoints, the Company and each of its executive officers and any of them, in their capacities as officers of the Company (the “Grantees”), as the Stockholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of the Stockholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or to grant a consent or approval or dissent or disapproval in respect of the Shares, in each case in accordance with Section 1.1 hereof and, in the discretion of the Grantees, with respect to any proposed adjournments or postponements of any meeting of stockholders of the Company at which any of the matters described in Section 1.1 hereof are to be considered.

(b)               The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Purchase Agreement and the proposed issuance of the Preferred Shares as contemplated thereby, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except as otherwise set forth herein. The Stockholder hereby ratifies and confirms all that the Grantees may lawfully do or cause to be done by virtue hereof. The irrevocable proxy set forth in this Section 1.2 is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law. Notwithstanding this Section 1.2, the proxy granted by the Stockholder shall be revoked upon termination of this Agreement in accordance with its terms.

(c)                The Grantees may not exercise this irrevocable proxy on any other matter except as provided above.

SECTION 1.3. No Inconsistent Arrangements. Except as contemplated by this Agreement, from the date hereof until the record date for the Company Stockholders Meeting, the Stockholder will not (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of in any manner any of the Shares, or consent or agree to do any of the foregoing, (b) directly or indirectly, limit its right to vote in any manner any of the Shares (other than as set forth in this Agreement), including without limitation by the grant of any proxy, power of attorney or other authorization in or with respect to the Shares (other than any such proxy, power of attorney or other authorization consistent with, and for purposes of complying with, the provisions of Section 1.1 hereof), by depositing the Shares into a voting trust, or by entering into a voting agreement, or consent or agree to do any of the foregoing or (c) take any action which would have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, the Stockholder may sell or transfer any or all of the Shares to any Person in a private transaction at any time on or prior to the record date for the Company Stockholders Meeting, provided that the transferee of such Shares executes and delivers to the Company a Voting Agreement with respect to such transferred Shares containing substantially the same terms as this Agreement. For purposes of this Section 1.3, the term “sell” or “transfer” or any derivatives thereof shall include, but not be limited to, (A) a sale, transfer or disposition of record or beneficial ownership, or both and (B) a short sale with respect to the Shares or substantially identical property, entering into or acquiring an offsetting derivative contract with respect to the Shares or substantially identical property, entering into or acquiring a futures or forward contract to deliver the Shares or substantially identical property or entering into any transaction that has the same effect as any of the foregoing.

SECTION 1.4. Stop Transfer. The Company shall issue stop-transfer instructions to the transfer agent for the Shares instructing the transfer agent not to register any transfer of Shares during the Term except in compliance with the terms of this Agreement.

SECTION 1.5. Additional Shares. The Stockholder hereby agrees that, while this Agreement is in effect, the Stockholder shall promptly notify the Company of any new Shares acquired (whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise) by such Stockholder after the date hereof.

SECTION 1.6. Disclosure. The Stockholder hereby authorizes the Company to publish and disclose in any announcement or disclosure required by the United States Securities and Exchange Commission (the “SEC”), including in any proxy statement filed with the SEC in connection with any meeting of stockholders of the Company at which the Proposal is to be considered and all documents and schedules filed with the SEC in connection with the foregoing, the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company as of the date hereof and as of the date of any stockholder meeting at which the Proposal is considered, including any adjournment or postponement thereof (or the date of the taking of any action by written consent with respect to the Proposal) as follows:

SECTION 2.1. Due Authorization, etc. The Stockholder has all requisite power and authority to execute, deliver and perform this Agreement and to take the actions contemplated hereby (including the granting of the irrevocable proxy pursuant to Section 1.2 hereof), all of which have been duly authorized by all action necessary on the part of the Stockholder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

SECTION 2.2. No Violation. Neither the execution and delivery of this Agreement nor the performance of this Agreement by the Stockholder will (a) require the Stockholder to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity, or (b) violate, or cause a breach of or default under, or conflict with any contract, agreement or understanding, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon the Stockholder, except for such violations, breaches, defaults or conflicts which would not, individually or in the aggregate, be reasonably likely to impair or have an adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement or render inaccurate any of the other representations made by the Stockholder in this Agreement. No proceedings are pending which, if adversely determined, will have an adverse effect on the Stockholder’s ability to vote any of the Shares.

SECTION 2.3. Ownership of Shares. The Stockholder has good and marketable title to, and is the sole legal and beneficial owner (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the “Exchange Act”) of the Shares set forth opposite its name on Schedule I hereto, in each case free and clear of all liabilities, claims, liens, options, security interests, proxies, voting trusts, voting agreements, charges, participations and encumbrances of any kind or character whatsoever, except as may be imposed by federal, state or foreign securities laws and this Agreement. The Stockholder has not previously assigned or sold any of the Shares to any third party. On the date hereof, the Shares set forth opposite the Stockholder’s name on Schedule I hereto constitute all of the Shares owned of record or beneficially by the Stockholder. The Stockholder has sole voting power and sole power of disposition with respect to the Shares with no restrictions on its voting rights or rights of disposition pertaining thereto.

SECTION 2.4. Voting Authority. The Stockholder has full legal power, authority and right to vote all of the Shares owned of record and/or beneficially by the Stockholder in favor of the Proposal and the approval and authorization of the Transactions without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, the Stockholder has not entered into any voting agreement (other than this Agreement) with any Person with respect to any of the Shares, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any Person limiting or affecting Stockholder’s legal power, authority or right to vote the Shares on any matter. For purpose hereof, “Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, governmental entity or any other entity or group (as such term is defined in Section 13(d)(3) of the Exchange Act).

SECTION 2.5. Reliance by the Company. The Stockholder understands and acknowledges that the Company is entering into the Purchase Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of the Stockholder contained herein.

ARTICLE III.

MISCELLANEOUS

SECTION 3.1. Termination. This Agreement shall terminate and be of no further force and effect upon the earliest of (i) immediately following a meeting of the Company’s stockholders at which the Proposal is voted upon and approved by the Company’s stockholders, which meeting is duly called and held for such purpose and at which a quorum was present and acting throughout, and (ii) the termination of the Purchase Agreement at any time prior to the consummation of the Closing contemplated under the Purchase Agreement. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to such termination.

SECTION 3.2. Further Assurances. From time to time at the request of the Company and without further consideration, the Stockholder will execute and deliver to the Company such documents and take such action as the Company may reasonably deem to be necessary or desirable to carry out the provisions hereof.

SECTION 3.3. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

SECTION 3.4. Specific Performance. The Stockholder acknowledges that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder that are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available to the Company upon the breach by the Stockholder of such covenants and agreements, the Company will have the right without the posting of a bond or other security to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements. Accordingly, should the Company institute an action or proceeding seeking specific enforcement of the provisions hereof, the Stockholder hereby waives the claim or defense that the Company has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists.

SECTION 3.5. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (except notice may not be delivered to the Company via facsimile) or e-mail (provided confirmation of transmission is mechanically or electronically generated and, in the case of an email, a read receipt is received, and in each case kept on file by the sending party); or (c) upon receipt, when delivered by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

(i)       if to the Company, to:

Proteon Therapeutics, Inc.

200 West Street

Waltham, Massachusetts 02451

Attention: Chief Executive Officer

Email: SeriesA@Proteontx.com

with a copy to:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110-1726

Attn: Julio E. Vega, Esq.

Fax No.: (617) 341-7701

Email: julio.vega@morganlewis.com

(ii)       if to the Stockholder, as set forth in Schedule I hereto

SECTION 3.6. Capacity. Notwithstanding anything in this Agreement to the contrary, the Stockholder makes no agreement or understanding herein in any capacity other than in the Stockholder’s capacity as a record holder and beneficial owner of the Shares.

SECTION 3.7. Expenses. Each of the parties hereto will pay its own expenses incurred in connection with this Agreement.

SECTION 3.8. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 3.9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that obligations hereunder are fulfilled to the maximum extent possible.

SECTION 3.10. Entire Agreement. This Agreement constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

SECTION 3.11. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, administrators and permitted assigns of the parties hereto. No assignment or delegation by any party to this Agreement of any obligations of such party under this Agreement shall operate to relieve or release such party from such obligations or from any liability hereunder for failure of such obligations to be performed in accordance with their respective terms.

SECTION 3.12. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

SECTION 3.13. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company and the Stockholder. If any material amendment or waiver is proposed to be made with respect to any other Voting Agreement, the Company hereby covenants and agrees that the Stockholder shall be afforded the opportunity to enter into or receive (as applicable) a comparable amendment or waiver with respect to this Agreement.

SECTION 3.14. Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by any party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

SECTION 3.15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

PROTEON THERAPEUTICS, INC.

By:
Name:	Timothy Noyes
Title:	President and Chief Executive Officer

Signature Page to Voting Agreement

NAME OF STOCKHOLDER

By:
Name:
Title:

Signature Page to Voting Agreement

Schedule I

Name of Stockholder	Number of Shares Beneficially Owned

Telephone No.:

Facsimile No.:

Email Address:

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

(see attached)

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [____], 2017, by and among Proteon Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned investors (each individually, an “Original Investor” and together, the “Original Investors”).

WHEREAS:

A. In connection with the Securities Purchase Agreement, dated as of June 22, 2017, by and among the parties hereto (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Original Investors shares of Preferred Stock (as defined below) in the amounts described in the Securities Purchase Agreement, which shares of Preferred Stock will be convertible, upon the terms and conditions and subject to the limitations set forth in the Certificate of Designation (as defined below), into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”); and

B. To induce the Original Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1. DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings:

(i) “Additional Filing Deadline” means, with respect to any additional Registration Statement(s) that may be required pursuant to Section 2(a)(ii), the 20th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section 2(a)(ii) (which 20th calendar day may be subject to extension pursuant to, and in accordance with, the provisions of Section 3(q) hereof). If the Additional Filing Deadline falls on a Saturday, Sunday or other date that the SEC is closed for business, the Additional Filing Deadline shall be extended to the next day on which the SEC is open for business.

(ii) “Additional Registration Deadline” means, with respect to any additional Registration Statement(s) required pursuant to Section 2(a)(ii), the 45th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section 2(a)(ii) (or the 60th calendar day following such date in the event such additional Registration Statement is reviewed by the SEC), in either case, such calendar day may be subject to extension pursuant to, and in accordance with, the provisions of Section 3(q) hereof. If the Additional Registration Deadline falls on a Saturday, Sunday or other date that the SEC is closed for business, the Additional Registration Deadline shall be extended to the next day on which the SEC is open for business.

(iii) “Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

(iv) “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder, and any successor statute.

(v) “Filing Deadline” means, (i) with respect to the Registration Statement required pursuant to Section 2(a)(i), the date that is twenty (20) calendar days following the date hereof, and (ii) with respect to each additional Registration Statement required pursuant to Section 2(a)(ii), the Additional Filing Deadline applicable to such additional Registration Statement. If the Filing Deadline falls on a Saturday, Sunday or other date that the SEC is closed for business, the Filing Deadline shall be extended to the next day on which the SEC is open for business.

(vi) “FINRA” means the Financial Industry Regulatory Authority (or successor thereto).

(vii) “Investor” means any Original Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(viii) “Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(ix) “Preferred Stock” means the Company’s Series A Convertible Preferred Stock, as designated by the Certificate of Designation.

(x) “Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement, as may be amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to any offering of Registrable Securities pursuant to a Registration Statement.

(xi) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

(xii) “Registrable Securities,” for a given Registration, means (a) any shares of Common Stock (the “Conversion Shares”) issued or issuable upon conversion of any shares of Preferred Stock pursuant to the Certificate of Designation (without giving effect to any limitations on conversion or issuance set forth in the Certificate of Designation), and (b) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing; provided, however, that any Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) when (x) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been disposed of in accordance with such Registration Statement, (y) such Registrable Securities are sold in accordance with Rule 144 promulgated under the Securities Act or any successor rule (“Rule 144”), or (z) all of such Registrable Securities may be immediately sold to the public by the Investor holding such Registrable Securities without registration or restriction (including, without limitation, as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144, as set forth in a written legal opinion letter from outside counsel to the Company to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected Investor holding such Registrable Securities, provided that the Company complies with its obligations under Section 7(d)(iv) under the Certificate of Designation with respect to any such securities.

(xiii) “Registration Deadline” shall mean, (i) with respect to the Registration Statement required pursuant to Section 2(a)(i), the date that is sixty (60) calendar days after the applicable Filing Deadline (or the 75th calendar day following the applicable Filing Deadline in the event such Registration Statement is reviewed by the SEC), and, (ii) with respect to any additional Registration Statement required pursuant to Section 2(a)(ii), the Additional Registration Deadline. If the Registration Deadline falls on a Saturday, Sunday or other date that the SEC is closed for business, the Registration Deadline shall be extended to the next day on which the SEC is open for business.

(xiv) “Registration Statement(s)” means any registration statement(s) of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to, and all material incorporated by reference in, such Registration Statement.

(xv) “Requisite Investors” means those Investors that are the holders of at least 77% of the aggregate number of (i) Registrable Securities then outstanding and (ii) Registrable Securities directly or indirectly issuable upon the exercise, conversion or exchange of shares of Preferred Stock or other securities held by all Investors, without giving effect to any limitations on exercise, conversion, exchange or issuance of shares of Preferred Stock or other securities.

(xvi) “Rule 415” means Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis.

(xvii) “SEC” means the United States Securities and Exchange Commission.

2. REGISTRATION.

a. MANDATORY REGISTRATION. (i) Following the date hereof, the Company shall prepare, and, on or prior to the applicable Filing Deadline, file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities) covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable with respect to the Registrable Securities included in such Registration Statement to prevent dilution resulting from stock splits, stock dividends, stock issuances or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the aggregate number of Conversion Shares that are then issuable upon conversion of the shares of Preferred Stock then outstanding pursuant to the Certificate of Designation, without regard to any limitations on conversion or issuance set forth in the Certificate of Designation. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Investors and their counsel prior to its filing or other submission.

(ii) If for any reason, despite the Company’s use of its reasonable best efforts to include all of the Registrable Securities in the Registration Statement filed pursuant to Section 2(a)(i) above, and its compliance with the terms of Section 3(r) hereof, the Company is not permitted (including, without limitation, by the SEC) to include all of the Registrable Securities in, or for any other reason any Registrable Securities are not then included in, such Registration Statement or any additional Registration Statement filed pursuant to the provisions set forth below in this Section 2(a)(ii), then the Company shall reduce the number of Registrable Securities included in such Registration Statement filed pursuant to Section 2(a)(i) above or in any such additional Registration Statement filed pursuant to this Section 2(a)(ii), as the case may be, on behalf of the Investors in whole or in part (in case of an exclusion as to a portion of such Registrable Securities that the Company is not permitted to include in such Registration Statement or such additional Registration Statement, as the case may be, such portion shall be allocated pro rata among such Investors in proportion to the respective numbers of such Registrable Securities that otherwise would be registered by or on behalf of each such Investor over the total amount of such Registrable Securities that otherwise would be registered by or on behalf of all Investors). Any Registrable Securities that are not included in the Registration Statement filed pursuant to Section 2(a)(i) above or any additional Registration Statement filed pursuant to the provisions set forth below in this Section 2(a)(ii), as the case may be, in accordance with the foregoing provisions of this Section 2(a)(ii) are referred to in this Agreement as the “Excluded Securities.” In the event that there are Excluded Securities in connection with the Registration Statement filed pursuant to Section 2(a)(i) above or any additional Registration Statement filed pursuant to the provisions set forth below in this Section 2(a)(ii), as the case may be, then (A) the Company shall give the Investors prompt notice of the number of Excluded Securities, and (B) as soon as the Company first knows that any Excluded Securities are now permitted (including, without limitation, by the SEC) and/or otherwise able to be included in an additional Registration Statement filed pursuant to this Section 2(a)(ii), the Company shall prepare and file with the SEC, as soon as practicable but in no event later than the applicable Additional Filing Deadline, such additional Registration Statement covering the resale of such Excluded Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Such additional Registration Statement shall be on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of such Excluded Securities). It is agreed and understood that the Company shall, from time to time, be obligated pursuant to, and in accordance with, this Section 2(a)(ii) to file one or more additional Registration Statements to register any Excluded Securities that are not registered for resale pursuant to a pre-existing Registration Statement filed pursuant to this Agreement.

(iii) The Company shall not, without the consent of the Requisite Investors, include in any Registration Statement filed pursuant to this Section 2(a) or Section 3(b) any securities other than Registrable Securities.

b. PIGGY-BACK REGISTRATIONS. If, at any time prior to the expiration of the Registration Period (as hereinafter defined), the Company shall determine (i) to file with the SEC a registration statement under the Securities Act relating to an offering for its own account or for the account of any other holder of its equity securities (other than securities being registered on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans and other than a Registration Statement filed pursuant to Section 2 of this Agreement), and/or (ii) otherwise to effect an underwritten offering of any securities of the Company of a type included in a then effective Registration Statement, then, subject to the limitations and provisions set forth below in this Section 2(b), Company shall send to each Investor written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement and/or include in such underwritten offering, as applicable, all or any part of such Investor’s Registrable Securities that the Investor requests to be registered and/or included in the underwritten offering, as applicable, except that if, in connection with any underwritten offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in such offering because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such underwritten offering only such limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder as the underwriter(s) shall permit;

provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities to be sold for the accounts of any holders of the Company’s equity securities which are not entitled by contract to inclusion of such securities in an underwritten offering; and

provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in such underwritten offering other than holders of securities entitled to inclusion of their securities in such underwritten offering by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) or Section 3(b) hereof. If an Investor’s Registrable Securities are included in an underwritten offering pursuant to this Section 2(b), then such Investor shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in such underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Without limiting the generality of the foregoing sentence, each Investor whose Registrable Securities are included in an underwritten offering pursuant to this Section 2(b) shall execute and deliver the same underwriting agreement executed and delivered by the underwriter or underwriters in connection with such underwritten offering and the other holders of Common Stock participating in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the rights of the Investors pursuant to this Section 2(b) shall only be available in the case of an underwritten offering or in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) or Section 3(b) in accordance with the terms of this Agreement.

3. OBLIGATIONS OF THE COMPANY. In connection with any registration of the Registrable Securities hereunder, the Company shall have the following obligations:

a. Subject to Section 3(q), the Company shall prepare promptly, and file with the SEC as soon as practicable after such registration obligation arises hereunder (but in no event later than the applicable Filing Deadline), a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), as applicable, and thereafter use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event no later than the Registration Deadline, and shall thereafter keep the Registration Statement current and effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities included in such Registration Statement have been sold, and (ii) the date on which no Investor holds any Registrable Securities (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), except for information provided in writing by an Investor pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder (but, for the avoidance of doubt, without in any way affecting the Company’s obligation to register the resale of the Registrable Securities on such other form as is available, as provided in Section 2(a)), (i) subject to Section 3(q), the Company shall undertake to file, within twenty (20) days of such time (which 20th day may be subject to extension pursuant to, and in accordance with, the provisions of Section 3(q) hereof and, if such 20th day falls on a Saturday, Sunday or other date that the SEC is closed for business, such 20th day shall be extended to the next day on which the SEC is open for business) as such form is available for such registration, a post-effective amendment to the Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (ii) the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible.

b. Subject to Section 3(q), the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement filed pursuant to Section 2(a) and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement current and effective at all times during the Registration Period, and, during the Registration Period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the event that, on any Trading Day (as defined below) (the “Registration Trigger Date”), the number of shares available under a Registration Statement filed pursuant to Section 2(a) or this Section 3(b) is insufficient to cover all of the Registrable Securities, then, subject to Section 3(q), the Company shall, as soon as practicable, but in any event within twenty-five (25) days after the Registration Trigger Date (which 25th day may be subject to extension pursuant to, and in accordance with, the provisions of Section 3(q) hereof and, if such 25th day falls on a Saturday, Sunday or other date that the SEC is closed for business, such 25th day shall be extended to the next day on which the SEC is open for business), amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities issued or issuable upon conversion of the shares of Preferred Stock outstanding pursuant to the Certificate of Designation (without giving effect to any limitations on conversion or issuance contained in the Certificate of Designation), plus the number of shares of Common Stock otherwise beneficially owned by the Investors that remain Registrable Securities, in each case as of the second Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but, in any event, (x) within sixty (60) days of the Registration Trigger Date (or the 75th calendar day following the Registration Trigger Date in the event such amendment and/or new Registration Statement is reviewed by the SEC), in either case, such 60th calendar day or such 75th calendar day, as the case may be, may be subject to extension pursuant to, and in accordance with, the provisions of Section 3(q) hereof and, if any such calendar day falls on a Saturday, Sunday or other date that the SEC is closed for business, such calendar day shall be extended to the next day on which the SEC is open for business, or (y) as promptly as practicable in the event the Company is required to increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the NASDAQ Global Market (the “NasdaqGM”) or, if not the NasdaqGM, the principal securities exchange or other securities market on which the Common Stock is then being traded. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all Registrable Securities” specified above if as of any date of determination (A) the number of shares of Common Stock equal to the sum of (x) the total number of Conversion Shares issued or issuable as of such date of determination upon conversion of the shares of Preferred Stock then outstanding pursuant to the Certificate of Designation, plus (y) the number of shares of Common Stock otherwise beneficially owned by the Investors that remain Registrable Securities as of such date of determination is greater than (B) the number of shares of Common Stock available for resale under such Registration Statement. The foregoing calculations shall be made without regard to any limitations on conversion or issuance of the Preferred Stock pursuant to the Certificate of Designation.

c. The Company shall furnish to each Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as an Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company will promptly notify each of the Investors by electronic mail of the effectiveness of each Registration Statement or any post-effective amendment. Subject to Section 3(q), the Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and, as soon as practicable, but in no event later than three (3) business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall file a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) business days after the submission of such request. No later than the first business day after such Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) under the Securities Act.

d. The Company shall use its reasonable best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investors shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor that holds Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to Section 3(q), promptly prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor that holds Registrable Securities (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

g. The Company shall permit a single firm of counsel designated by the Investors (“Legal Counsel”) to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), a reasonable period of time prior to their filing with the SEC (not less than five (5) business days but not more than eight (8) business days) and not file any documents in a form to which Legal Counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to Legal Counsel.

h. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i. The Company shall use its reasonable best efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, and, to arrange for at least two market makers to register with FINRA as such with respect to such Registrable Securities.

j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the initial Registration Statement.

k. The Company shall cooperate with each Investor that holds Registrable Securities being offered and the managing underwriter or underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as such Investor or the managing underwriter or underwriters, if any, may reasonably request. Within three (3) business days after a Registration Statement which includes Registrable Securities becomes effective, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Investor) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.

l. At the request of an Investor, the Company shall prepare and file with the SEC, subject to Section 3(q), such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

m. The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities (other than Registrable Securities) in any Registration Statement filed pursuant to Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Requisite Investors. In addition, the Company shall not include any securities for its own account or the account of others in any Registration Statement filed pursuant to Section 2(a) hereof or any amendment or supplement thereto filed pursuant to Section 3(b) hereof without the consent of the Requisite Investors.

n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to a Registration Statement.

o. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).

p. If required by the FINRA Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

q. Notwithstanding anything to the contrary in this Agreement, in the event that the Company reasonably determines that (1) the filing of a Registration Statement pursuant to Section 2 hereof (other than the Mandatory Registration Statement) on or prior to the Filing Deadline applicable to such Registration Statement, (2) the filing of the Prospectus that relates to such Registration Statement (other than the Mandatory Registration Statement) pursuant to Rule 424, (3) the Company’s efforts pursuant to Section 2 hereof to cause a Registration Statement (other than the Mandatory Registration Statement) previously filed pursuant to Section 2 of this Agreement to be declared effective under the Securities Act no later than the Registration Deadline applicable to such Registration Statement (including, without limitation, by filing any pre-effective amendment to such Registration Statement), or (4) the filing, delivery or distribution of any supplement or amendment, including a post-effective amendment, to a Registration Statement previously filed pursuant to Section 2 of this Agreement or of any supplement to the Prospectus related to such Registration Statement or of any document incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, would require or result in the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and not, in the opinion of counsel to the Company, otherwise required, the Company may delay any or all of the actions referred to in the foregoing clauses (1)-(4) that would require or result in the disclosure of such material non-public information (a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to any Investor unless otherwise requested in writing by such Investor and such Investor agrees in writing to maintain the confidentiality of such material non-public information) and the date on which the Grace Period will begin, and (ii) promptly notify the Investors in writing of the date on which the Grace Period ends as soon as such date may be determined,; and, provided, further, that (A) no Grace Period shall exceed forty-five (45) consecutive days, (B) during any three hundred sixty five (365) day period, such Grace Periods shall not exceed an aggregate of seventy-five (75) days and (C) the first day of any Grace Period must be at least ten (10) business days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(q) being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in the foregoing clause (i) of this Section 3(q) and shall end on and include the later of the date the Investors receive the notice referred to in the foregoing clause (ii) of this Section 3(q) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period, Failure Payments (as defined in Section 5) shall not accrue on any day during an Allowable Grace Period, and the unavailability of a Registration Statement for resales of the Registrable Securities on any day during an Allowable Grace Period shall not constitute a “Registration Failure” (as defined in Section 5). In the event that an Allowable Grace Period is in effect on any date on which any Registration Statement (other than the Mandatory Registration Statement) pursuant to Section 2 hereof may be filed or declared effective, then the Filing Deadline and/or the Registration Deadline, as the case may be, applicable to such Registration Statement shall be automatically extended only until the first Business Day following the expiration of such Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

r. If at any time the SEC advises the Company in writing that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to participate or have their respective counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their respective counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which any Investor’s counsel reasonably objects.

4. OBLIGATIONS OF THE INVESTOR. In connection with the registration of the Registrable Securities, each Investor shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.

c. In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities of any Investor are to be included, such Investor agrees to enter into and perform the Investor’s obligations under an underwriting agreement, in usual and customary form, including customary indemnification and contribution obligations (as applicable to selling security holders generally), with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Investor’s Registrable Securities.

d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f).

5. Registration Failure.

a. In the event of a Registration Failure, the Investors shall be entitled to payments as set forth below. For purpose hereof, “Registration Failure” means that (a) the Company fails to file with the SEC on or before the applicable Filing Deadline any Registration Statement required to be filed pursuant to Section 2(a) hereof, (b) the Company fails to use its reasonable best efforts to obtain effectiveness with the SEC of any Registration Statement that is required to be filed pursuant to Section 2(a) hereof, prior to the applicable Registration Deadline, and if such Registration Statement does not become effective prior to the applicable Registration Deadline, as soon as possible thereafter, or fails to use its reasonable best efforts to keep such Registration Statement current and effective as required in Section 3 hereof, (c) the Company fails to file any additional Registration Statement required to be filed pursuant to Section 2(a)(ii) hereof on or before the applicable Additional Filing Deadline or fails to use its reasonable best efforts to cause such new Registration Statement to become effective on or before the applicable Additional Registration Deadline, and if such effectiveness does not occur within such period, as soon as possible thereafter, (d) the Company fails to file any amendment to any Registration Statement, or any additional Registration Statement required to be filed pursuant to Section 3(b) hereof within the number of calendar days required under Section 3(b) hereof following the applicable Registration Trigger Date, or fails to use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective within the number of calendar days required under Section 3(b) hereof following the applicable Registration Trigger Date, and, if such effectiveness does not occur within such period, as soon as possible thereafter, or (e) any Registration Statement required to be filed hereunder, after its initial effectiveness and during the Registration Period, lapses in effect or, other than on a day during an Allowable Grace Period, sales of all of the Registrable Securities cannot otherwise be made thereunder (whether by reason of the Company’s failure to amend or supplement the prospectus included therein in accordance herewith, the Company’s failure to file and, use reasonable best efforts to obtain effectiveness with the SEC of an additional Registration Statement or amended Registration Statement required pursuant to Sections 2(a)(ii) or 3(b) hereof, as applicable).

b. Upon any Registration Failure, in addition to all other available remedies that the Investors may pursue hereunder, under the Certificate of Designation and/or the Securities Purchase Agreement, the Company shall pay additional damages (the “Failure Payment”) to the Investors holding Registrable Securities included, or to be included, as applicable, in a Registration Statement for each 30-day period (prorated for any partial period) after the date of such Registration Failure until such Registration Failure is cured in an amount in cash equal to one and one-half percent (1.5%) of the product of (i) the sum of (x) the aggregate number of Conversion Shares that are then issued and issuable upon conversion of the Preferred Stock that constitute Registrable Securities and are included, or to be included, as applicable, in such Registration Statement, as of the date such Registration Failure occurs (without regard to any limitations on conversion or issuance set forth in the Certificate of Designation), plus (y) all other shares of Common Stock that constitute Registrable Securities and are included, or to be included, as applicable, in such Registration Statement, as of the date such Registration Failure occurs, multiplied by (ii) the Volume Weighted Average Price (as defined in the Certificate of Designation) of the Common Stock as of the date of calculation for such Failure Payment. Such payments shall accrue until the earlier of (x) such time as the Registration Failure has been cured and (y) the date on which all of the Registrable Securities may be disposed of for the Investor’s own account without restriction under Rule 144 (including, without limitation, volume restrictions and without the need for the availability of current public information under Rule 144). Each Investor shall be entitled to its pro rata portion of any such Failure Payment based upon the number of Registrable Securities held by such Investor included, or to be included, as applicable, relative to the total number of Registrable Securities included, or to be included, as applicable, in the Registration Statement giving rise to such Failure Payment. Notwithstanding anything express or implied to the contrary in the foregoing provisions of this Section 5, elsewhere in this Agreement or in the Securities Purchase Agreement and/or the Certificate of Designation, (1) no Failure Payment shall accrue or be payable with respect to any period after the expiration of the applicable Registration Period, (2) no Registration Failure shall be deemed to occur or have occurred by virtue of the exclusion, in accordance with the provisions of Section 2(a)(ii), of any Excluded Securities from any Registration Statement filed or required to be filed pursuant to Section 2(a), and (3) no Failure Payment shall accrue or be payable with respect to any period that a Registration Statement is unavailable for resales of Registrable Securities solely due to a breach by an Investor that holds any such Registrable Securities of its obligations under Section 4 hereof.

6. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in the aggregate amount up to $25,000 per registration in connection with registrations pursuant to Section 2 or 3 of this Agreement, other than the Mandatory Registration Statement (but not, for the avoidance of doubt, any post-effective amendments or supplements thereto).

7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. The Company will indemnify, hold harmless and defend (i) each Investor, and (ii) the directors, officers, partners, managers, members, employees, agents of each Investor, and each Person who controls any Investor within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, or any amendment as supplement thereto, or any filing made under state securities laws as required hereby, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (B) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (A) through (C) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs (x) in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, or (y) as a result of the use by such Investor of an outdated or defective Prospectus after the Company has validly notified such Investor in writing pursuant to Section 3(e) that the Prospectus is outdated or defective; provided that, for the avoidance of doubt, no Investor shall be deemed to have used an outdated or defective Prospectus from and after the time that a corrected or updated Prospectus has been filed with the SEC. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 10. The indemnity and contribution agreements of the Company contained in this Section 7(a) and Section 8 below, respectively, are in addition to any liability that the Company may have to the Indemnified Persons, and are not in diminution or limitation of the indemnification provisions, under the Securities Purchase Agreement or any underwriting agreement entered into by the Company with any underwriter in connection with any underwritten offering of Registrable Securities.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be;

provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel for such Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and the Company. In the event that the foregoing proviso is applicable, the Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by the Investors. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action, and shall not relieve the Company of any liability to the Indemnified Person otherwise than pursuant to this Section 7. Provided that, and so long as, the Company has assumed control of the defense of any Claim in respect of which indemnification or contribution may be or has been sought hereunder, the Company shall not be liable with respect to any such Claim if the applicable Indemnified Person consents to entry of any judgment or enters into any settlement or other compromise with respect to such Claim without the Company’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Indemnified Person. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as any expense, loss, damage or liability is incurred.

c. Each Investor will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any, and each Person who controls the Company within the meaning of the Securities Act or the Exchange Act, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any Violation which occurs due to the inclusion by the Company in a Registration Statement, or any amendment as supplement thereto, or any filing made under state securities laws as required hereby of information about such Investor, where such information was furnished in writing to the Company by such Investor expressly for the purpose of inclusion in such Registration Statement, or any amendment as supplement thereto, or any filing made under state securities laws as required hereby. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld or delayed; and provided, further, however, that an Investor shall be liable under this Section 7(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.

d. Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against any Investor under this Section 7, deliver to such Investor a written notice of the commencement thereof, and such Investor shall have the right to participate in the defense thereof.

8. CONTRIBUTION. If for any reason the indemnification provided for in Section 7(a) or 7(c) (as applicable) is unavailable to an Indemnified Person or Company Indemnified Person (as applicable) or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person or Company Indemnified Person (as applicable) as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person or Company Indemnified Person (as applicable) and the indemnifying party (provided that the relative fault of any Company Indemnified Person shall be deemed to include the fault of all other Company Indemnified Persons), as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of an Investor be greater in amount than the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities giving rise to such contribution obligation pursuant to the applicable Registration Statement (net of the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 7(c) or otherwise) by reason of such Investor’s untrue or alleged untrue statement or omission or alleged omission).

9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. so long as any of the Investors owns Registrable Securities, promptly upon request, furnish to such Investor (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit such Investor to sell such Registrable Securities pursuant to Rule 144 without registration.

10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to the Investors. In the event that an Investor transfers all or any portion of its Registrable Securities pursuant to this Section 10, the Company shall have up to ten (10) days to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415, and the commencement date of any Registration Failure caused thereby will be extended by ten (10) days.

11. AMENDMENT OF REGISTRATION RIGHTS. The provisions of this Agreement may be modified, supplemented or amended, and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Requisite Investors; provided, that no such waiver, modification, supplement or amendment shall be binding on any Investor without the written consent of such Investor unless such modification, supplement, amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Investors and the Company.

12. MISCELLANEOUS.

a. A Person is deemed to hold, and be a holder of, shares of Common Stock or other Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such shares of Common Stock or other Registrable Securities (or shares of Preferred Stock or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable, without giving effect to any limitations on exercise, conversion, exchange or issuance of shares of Preferred Stock or other securities), and solely for purposes hereof, Registrable Securities shall be deemed outstanding to the extent they are directly or indirectly issuable upon exercise, conversion or exchange (as applicable) of shares of Preferred Stock or other outstanding securities, without giving effect to any limits on exercise, conversion, exchange or issuance of Preferred Stock or other securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or shares of Preferred Stock or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable).

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (except notice may not be delivered to the Company via facsimile) or e-mail (provided confirmation of transmission is mechanically or electronically generated and, in the case of an email, a read receipt is received, and in each case kept on file by the sending party); or (iii) upon receipt, when delivered by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Proteon Therapeutics, Inc.

200 West Street

Waltham, MA 02451

E-mail: SeriesA@Proteontx.com

Attention: Chief Executive Officer

With copy to:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110-1726

Facsimile: (617) 341-7701

E-mail: julio.vega@morganlewis.com

Attention: Julio E. Vega, Esq.

If to an Investor, to it at the address and facsimile number set forth on the Schedule of Buyers to the Securities Purchase Agreement, with copies to such Investor’s representatives as set forth on the Schedule of Buyers, or, in the case of an Investor or the Company, at such other address and/or facsimile number (in the case of such Investor) and/or to the attention of such other officer or authorized representative as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If any party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e. This Agreement, the Certificate of Designation and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement, the Certificate of Designation and the Securities Purchase Agreement (including all schedules and exhibits thereto) supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof; provided, that nothing contained herein shall be deemed to supersede that certain Fifth Amended and Restated Investors’ Rights Agreement, dated as of June 22, 2017 (the “Fifth IRA”), by and among the Company and the Company’s stockholders party thereto, which Fifth IRA shall continue in full force and effect.

f. Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Investors shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

m. In the event an Investor shall sell or otherwise transfer any of such holder’s Registrable Securities, then, subject to Section 10 hereof, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.

n. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.

o. The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415, except to the extent otherwise provided in Section 2(b) hereof) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

p. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

q. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (ii) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

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[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

PROTEON THERAPEUTICS, INC., a Delaware corporation

By:
Name:
Title:

INVESTORS:

By:
Name:
Title: